As filed with the Securities and Exchange Commission on February 11, 2015
File Nos.     33-18647
811-05398

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 62	X
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 63	X
____________________________________________
ALLIANCEBERSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
(Exact Name of Registrant as Specified in Charter)
1345 Avenue of the Americas, New York, New York 10105
(Address of Principal Executive Office)   (Zip Code)
Registrant's Telephone Number, including Area Code:
(800) 221-5672
_______________________________________________________________
EMILIE D. WRAPP
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York l0105
(Name and address of agent for service)
Copies of communications to:
Kathleen K. Clarke
Seward & Kissel LLP
901 K Street, N.W.
Suite 800
Washington, D.C.  20001

It is proposed that this filing will become effective (check appropriate box)

[_]	Immediately upon filing pursuant to paragraph (b)
[_]	On (date) pursuant to paragraph (b)
[_]	60 days after filing pursuant to paragraph (a)(1)
[_]	On (date) pursuant to paragraph (a)(1)
[X]	75 days after filing pursuant to paragraph (a)(2)
[_]	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

____	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment No. 62 relates solely to the Class A and Class B shares of the AB Global Bond Portfolio, AB Global Risk Allocation -- Moderate Portfolio and AB Multi-Manager Alternative Strategies Portfolio  No information in the Registrant's Registration Statement relating to the other Series or Classes of the Registrant not included herein is amended or superseded.

PROSPECTUS   |  [           ], 2015
AllianceBernstein Variable Products Series Fund, Inc.
Class A and Class B Prospectus
AB VPS

Global Bond Portfolio Global Risk Allocation -- Moderate Portfolio Multi-Manager Alternative Strategies Portfolio

This Prospectus describes the Portfolios that are available as underlying investments through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

 Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

 SUMMARY INFORMATION

AB VPS Global Bond Portfolio

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to generate current income consistent with preservation of capital.
FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.
Shareholder Fees (fees paid directly from your investment)
N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B
Management Fees	.50%	.50%
Distribution (12b-1) Fees	None	.25%
Other Expenses:
Transfer Agent	.02%	.02%
Other Expenses	.27%	.27%
Total Other Expenses (a)	.29%	.29%
Total Portfolio Operating Expenses Before Fee Waiver and Expense Reimbursement	.79%	1.04%
Fee Waiver and Expense Reimbursement (b)	(.15)%	(.15)%
Total Portfolio Operating Expenses Before Fee Waiver and Expense Reimbursement	.64%	.89%

(a)   Total Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
(b)   The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Portfolio through ____________, 2017 to the extent necessary to prevent total Portfolio operating expenses (excluding acquired fund fees and expenses other than the fees and expenses of any AB Mutual Funds in which the Portfoliio may invest, interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .64% and .89% of average daily net assets, respectively, for Class A and Class B shares ("expense limitations"). Any fees waived and expenses borne by the Adviser may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio's Total Annual Fund Operating Expenses to exceed the expense limitations. In addition, to the extent not effectively implemented as a result of the expense limitations, the Adviser has contractually agreed to waive its management fee and/or bear Portfolio expenses through [       ], 2016 in an amount equal to the Portfolio's share of all fees and expenses of any AB Mutual Funds in which the Portfolio invests.

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class B
After 1 Year	$65	$91
After 3 Years	$237	$416
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance.

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PRINCIPAL STRATEGIES
The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Under normal market conditions, the Portfolio invests significantly in fixed-income securities of non-U.S. corporate and governmental issuers. In addition, the Portfolio invests, under normal circumstances, in the fixed-income securities of issuers located in at least three countries. The Portfolio may invest in a broad range of fixed-income securities in both developed and emerging markets. The Portfolio may invest across all fixed-income sectors, including U.S. and non-U.S. Government and corporate debt securities. The Portfolio's investments may be denominated in local currency or U.S. Dollar-denominated. The Portfolio may invest in debt securities with a range of maturities from short- to long-term.  For a period of time after the Portfolio's inception, the Portfolio may gain up to approximately 50% of its exposure to fixed-income securities through investment in the AB Global Bond Fund, another investment company advised by the Adviser that has investment objectives and policies substantially similar to those of the Portfolio.
The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.
The Adviser will actively manage the Portfolio's assets in relation to market conditions and general economic conditions and adjust the Portfolio's investments in an effort to best enable the Portfolio to achieve its investment objective. Thus, the percentage of the Portfolio's assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar.  While the Adviser expects to hedge some or all of the foreign currency exposure resulting from the Portfolio's securities positions through the use of currency-related derivatives, it is not required to do so.
Under normal circumstances, the Portfolio invests at least 75% of its net assets in fixed-income securities rated investment grade at the time of investment and may invest up to 25% of its net assets in below investment grade fixed-income securities (commonly known as "junk bonds").
The Portfolio expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent.  For example, the Adviser may enter into futures and swaps on interest rates, credit default swaps to gain or hedge exposure to specific fixed-income securities, and currency-related derivatives as noted above.  In addition, the Portfolio may borrow money for investment purposes, and expects to enter into transactions such as reverse repurchase agreements and dollar rolls that are functionally equivalent to borrowings.  These derivatives and borrowing transactions will at times create aggregate exposure to fixed-income securities for the Portfolio substantially in excess of its net assets, effectively leveraging the Portfolio.
PRINCIPAL RISKS
•	Market Risk: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.
•	Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.
•	Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
•	Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

•	Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.
•	Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

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•	Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.
•	Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.
•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.
•	Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.
•	Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.
•	Diversification Risk: The Portfolio may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio's NAV.
•	Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.
•	Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.
As with all investments, you may lose money by investing in the Portfolio.
BAR CHART AND PERFORMANCE INFORMATION
No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.
INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.
PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

Employee	Length of Service	Title
Paul J. DeNoon	Since Inception	Senior Vice President of the Adviser
Scott A. DiMaggio	Since Inception	Senior Vice President of the Adviser
Michael L. Mon	Since Inception	Senior Vice President of the Adviser
Douglas J. Peebles	Since Inception	Senior Vice President of the Adviser
Matthew S. Sheridan	Since Inception	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 16  in this Prospectus.
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AB VPS Global Risk Allocation – Moderate Portfolio

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to seek long term growth of capital while seeking to limit volatility.
FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.
Shareholder Fees (fees paid directly from your investment)
N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B
Management Fees	.60%	.60%
Distribution (12b-1) Fees	None	.25%
Other Expenses:
Transfer Agent	.02%	.02%
Other Expenses	.48%	.48%
Total Other Expenses (a)	.50%	.50%
Acquired Fund Fees and Expenses (a)	.06%	.06%
Total Portfolio Operating Expenses Before Fee Waiver and Expense Reimbursement	1.16%	1.41%
Fee Waiver and Expense Reimbursement (b)	(.41)%	(.41)%
Total Portfolio Operating Expenses Before Fee Waiver and Expense Reimbursement	.75%	1.00%

(a)   Total Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
(b)   The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Portfolio through ____________, 2016 to the extent necessary to prevent total Fund operating expenses (excluding interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .75% and 1.00% of average daily net assets, respectively, for Class A and Class B shares ("expense limitations"). Any fees waived and expenses borne by the Adviser may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio's Total Annual Fund Operating Expenses to exceed the expense limitations.

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class B
After 1 Year	$77	$102
After 3 Years	$328	$506
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance.
PRINCIPAL STRATEGIES
The Portfolio invests dynamically in a number of global asset classes, including equity securities and fixed-income securities of U.S. and foreign governments and their agencies and instrumentalities. In making decisions on the allocation of assets among growth assets, such as global equities and, at times, high yield fixed-income securities (commonly known as "junk bonds"), and safety assets, such as government securities of developed countries,, the Adviser will use a risk-weighted allocation methodology based on the expected "tail risk" of each asset class. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material downside ("tail") events. To execute this strategy, an expected tail loss for each asset class is calculated based on historical market behavior and on a forward-looking basis through options prices. Portfolio assets are then allocated among asset classes so that growth assets contribute to the majority of the expected tail risk of the Portfolio, and safety assets contribute a lesser amount of tail risk. The Adviser will make frequent adjustments to the Portfolio's asset class exposures based on these tail risk determinations.  To help limit tail risk, the Portfolio will utilize a risk management strategy involving the purchase of put options and sale of covered call options on equity indexes, equity index futures or exchange-traded funds ("ETFs"). The Adviser will on a best efforts basis seek to limit the volatility of the Portfolio to no more than 10% on an annualized basis.  Actual results may vary.
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The Adviser will also assess tail risk on a security, sector and country basis, and make adjustments to the Portfolio's allocations within each asset class when practicable.  The Portfolio may invest in fixed-income securities with a range of maturities from short- to long-term. The Adviser expects that the Portfolio's investments in high yield fixed-income securities will not exceed 10% of the Portfolio's net assets.  The Portfolio's investments in each asset class will generally be global in nature.
The Adviser expects to utilize a variety of derivatives in its management of the Portfolio, including futures, options, swaps and forwards. Derivatives often provide more efficient and economical exposure to market segments than direct investments, and the Portfolio may utilize derivatives and ETFs to gain exposure to equity and fixed-income asset classes. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Portfolio's assets may be held in cash or invested in cash equivalents to cover the Portfolio's derivatives obligations, such as short-term U.S. Government and agency securities, repurchase agreements and money market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Portfolio's aggregate exposure will substantially exceed its net assets (i.e., so that the Portfolio is effectively leveraged).
Currency exchange rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Portfolio investments through currency-related derivatives, or decide not to hedge this exposure.
PRINCIPAL RISKS
•	Market Risk: The value of the Portfolio's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.
•	Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Portfolio's NAV when the asset classes in which the Portfolio has invested more heavily perform worse than the asset classes invested in less heavily.
•	Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.
•	Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.
•	High Yield Securities Risk: Investments in fixed-income securities with ratings below investment grade tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.
•	Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.
•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.
•	Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments. Transactions intended to hedge fluctuations in the values of the portfolios positions will typically limit the opportunity for gain.
•	Leverage Risk: Because the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.
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•	Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.
•	Diversification Risk: The Portfolio may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio's NAV.
•	Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.
As with all investments, you may lose money by investing in the Portfolio.
BAR CHART AND PERFORMANCE INFORMATION
No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.
INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.
PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

Employee	Length of Service	Title
Michael DePalma	Since Inception	Senior Vice President of the Adviser
Leon Zhu	Since Inception	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 16 in this Prospectus.

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AB VPS Multi-Manager Alternative Strategies Portfolio

INVESTMENT OBJECTIVE
The Portfolio's investment objective is to seek long-term capital appreciation.
FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.
Shareholder Fees (fees paid directly from your investment)
N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B
Management Fees	1.90%	1.90%
Distribution (12b-1) Fees	None	.25%
Other Expenses:
Transfer Agent	.02%	.02%
Other Expenses	.24%	.24%
Total Other Expenses (a)	.26%	.26%
Acquired Fund Fees and Expenses (a),(b)	1.91%	1.91%
Total Portfolio Operating Expenses Before Fee Waiver and Expense Reimbursement	4.07%	4.32%
Fee Waiver and Expense Reimbursement (c)	(1.92)%	(1.92)%
Total Portfolio Operating Expenses Before Fee Waiver and Expense Reimbursement	2.15%	2.40%

(a) Total Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
(b) The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Portfolio through ____________, 2017 to the extent necessary to prevent total Portfolio operating expenses (excluding interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 2.15% and 2.40% of average daily net assets, respectively, for Class A and Class B shares ("expense limitations"). Any fees waived and expenses borne by the Adviser may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio's Total Annual Fund Operating Expenses to exceed the expense limitations. In addition, through __________, 2016 and to the extent not effectively implemented as a result of the expense limitations, the Adviser has contractually agreed to waive its management fee and/or bear Portfolio expenses  in an amount equal to the Portfolio's share of all fees and expenses of any AB Mutual Funds in which the Portfolio invests, and to waive its management fee so that the effective management fee payable with respect to Portfolio assets invested in Acquired Funds that are not AB Mutual Funds is 0.20%.

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class B
After 1 Year	$218	$243
After 3 Years	$1,063	$1,236
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance.

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PRINCIPAL STRATEGIES
The Portfolio seeks to achieve its investment objective primarily by allocating its assets among non-traditional and alternative investment strategies (the "Strategies"). In order to implement the Strategies, AllianceBernstein L.P. (the "Adviser") will allocate the Portfolio's assets among other investment companies following alternative investment strategies, including AB Multi-Manager Alternative Strategies Fund ("MMASF"), AB Long/Short Multi-Manager Fund ("LSMM") and funds managed by unaffiliated third parties (collectively, the "Underlying Funds").  The Adviser may in the future allocate the Portfolio's assets among multiple investment sub-advisers (each a "Sub-Adviser") that the Adviser believes have substantial experience managing one or more Strategies. MMASF and LSMM currently allocate their assets among Sub-Advisers based on the Adviser's assessment of those Sub-Advisers.

The Adviser allocates the Portfolio's assets principally among the following types of Strategies: (i) long/short equity, (ii) special situations, (iii) credit and (iv) global macro. The Adviser seeks to gain exposure across various Strategies, but may focus the Portfolio's investments in particular Strategies in order to take advantage of perceived investment opportunities or based on its current market outlook.  References to Underlying Funds' investments include investments by Sub-Advisers that may be selected by the Adviser in the future to manage a portion of the Portfolio's assets.

Strategies

•	Long/Short Equity: A long/short equity strategy typically involves buying and/or selling securities believed to be significantly under- or over-priced by the market in relation to their potential value. An Underlying Fund or Sub-Adviser generally will seek to buy certain securities in the expectation that they will increase in value and sell other securities short in the expectation that they will decrease in value. An Underlying Fund may specialize in a geographic area, industry, or market capitalization. Many long/short equity strategies hedge portfolios through the use of short sales and/or the use of index options and futures and other derivative products. The Adviser anticipates that long/short equity strategies will frequently represent a larger portion of the Portfolio's assets than any other strategy discussed below.
•	Special Situations: Special situations strategies seek to take advantage of information inefficiencies resulting from a particular corporate or market event or situation. An Underlying Fund employing a special situation strategy will take positions in companies that are expected to become the subject of takeovers, liquidations, bankruptcies, tender offers, buybacks, spin-offs, exchange offers, mergers or other types of corporate reorganizations, litigation, or substantial financial or operational stress, or to be affected by regulatory or legislative changes, in the hope of profiting on results from the specific event. The goal of a special situations investment strategy is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the anticipated event. An Underlying Fund employing a special situations strategy may take an active role in determining the outcome of an event. Often, special situations strategies rely on fundamental research that extends beyond the evaluation of the issues affecting a single company to include an assessment of the legal and structural issues surrounding the extraordinary event or transaction. The Portfolio's assets are expected to be allocated among Underlying Funds that focus on a variety of special situations strategies, thereby effectively allocating capital between merger arbitrage, distressed securities, restructurings and other areas of focus for special situations strategies. Underlying Funds employing a special situations approach may employ a broad range of investment strategies and techniques to attempt to take advantage of specific events (for example, by using a long/short strategy driven by events), and may do so through almost any type of security or instrument.
•	Credit: An Underlying Fund that employs credit strategies generally invests in a variety of fixed-income and other securities. This strategy also includes opportunistic trading and investing in securities of distressed companies and high yield securities. These investments may include various credit strategies that involve being long and short different financial instruments, and the credits involved will range from high grade to high yield and distressed debt.
•	Global Macro: Global macro strategies aim to identify and exploit imbalances in global economies and asset classes. Though encompassing many approaches and styles, macro strategies are linked by the utilization of macroeconomic and technical market factors, rather than "bottom-up" individual security analysis, as the primary basis for management. An Underlying Fund using a global macro strategy generally may invest in all major markets–equities, bonds, currencies and commodities–though not always at the same time, and will typically use leverage in its investment strategy in the form of short sales and derivative instruments. Some Underlying Funds using a global macro approach will base their investments on fundamental evaluation of market conditions and market evolutions (the discretionary approach), while others will use quantitative or pre-defined rules to do so (the systematic macro approach).

The Adviser may determine to allocate the Portfolio's assets to all or a subset of the Strategies described above at any one time (indirectly through Underlying Funds), and may change those allocations from time to time in its sole discretion and without prior notice to Contractholders. In the future, the Adviser may also determine to allocate the Portfolio's assets to Underlying Funds employing the Strategies and other strategies not described in this Prospectus, including, but not limited to, emerging markets, currency, high-frequency trading, quantitative and real estate-related assets strategies.
The Adviser identifies potential Underlying Funds through a variety of sources. The selection process is driven by both quantitative and qualitative analysis. For each prospective allocation to an Underlying Fund, the Adviser will first conduct an evaluation of the Underlying Fund and its Strategy, investment adviser, and approach through analysis of, among other criteria, the prior investment returns of the Underlying Fund or similar strategies (if any), portfolio exposures, current assets under management, and Strategy outlook. The Adviser may also (i) conduct background checks; (ii) analyze whether the Underlying Fund's investment adviser has the personnel, research and technology resources to effectively implement its Strategy; and (iii) conduct additional due diligence as the Adviser deems appropriate.

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The Underlying Funds' principal investments may include:

•	equity securities, including common and preferred stocks, convertible securities, rights and warrants and depositary receipts;

•	fixed-income and/or floating rate securities, including debt issued by corporations, debt issued by governments (including the U.S. and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, debentures, debt participations, convertible bonds, non-investment grade securities (commonly known as "junk bonds"), and bank loans (including senior secured loans) and other direct indebtedness;

•	mortgage-backed and other mortgage-related securities, asset-backed securities, municipal securities, to be announced ("TBA") securities, and custodial receipts;

•	currencies; and

•	restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities").

The Underlying Funds' investments may be publicly traded or privately issued or negotiated. The Underlying Fund's investments may include securities of U.S. and foreign issuers, including securities of issuers in emerging countries and securities denominated in a currency other than the U.S. dollar. The Underlying Funds may also invest in shares of companies through initial public offerings ("IPOs").
The Underlying Funds may use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter an Underlying Fund's exposure. For example, a long/short strategy may involve use of various types of derivatives to take both a long and short position in securities or market segments. An Underlying Fund may use derivatives to effectively leverage the Underlying Fund by creating aggregate exposure substantially in excess of the Underlying Fund's net assets.
The Underlying Funds may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Portfolio is considered to be "non-diversified," which means that the Investment Company Act of 1940, as amended (the "1940 Act"), does not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended).
PRINCIPAL RISKS
•	Market Risk: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.
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Allocation and Management Risk: The Adviser will invest the assets of the Portfolio primarily by allocating Portfolio assets to the Underlying Funds. The success of the Portfolio depends, in part, upon the ability of the Underlying Funds to develop and implement Strategies to achieve the Portfolio's investment objective. There is no assurance that the Adviser's allocation decisions will result in the desired effects. Subjective decisions made by the Adviser (e.g., with respect to allocation among Strategies) and/or the Underlying Funds may cause the Portfolio to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the Portfolio's investment program depends primarily on the trading and investing skills of the investment advisers to Underlying Funds rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Underlying Funds that, in the aggregate, are able to produce consistently positive returns for the Portfolio, the performance of the Portfolio may be impaired.

Some investment advisers to Underlying Funds have little experience managing registered investment companies which, unlike the private investment funds these investment advisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of the Portfolio's investment program by the Adviser, each investment adviser to an Underlying Fund is responsible, with respect to the Underlying Fund, for compliance with the Underlying Fund's investment strategies and applicable law.
Strategies implemented by the Underlying Funds may fail to produce the intended results. The success of a particular Underlying Fund is dependent on the expertise of its portfolio managers. Certain investment advisers to Underlying Funds may have only one or a limited number of key individuals responsible for managing the Portfolio's assets. The loss of one or more key individuals from an investment adviser could have a materially adverse effect on the performance of the Underlying Fund.
•	Counterparty Risk: The Portfolio is expected to establish relationships with third parties to engage in derivative transactions and obtain prime and other brokerage services that permit the Portfolio to trade in any variety of markets or asset classes. If the Portfolio is unable to establish or maintain such relationships, such inability may limit the Portfolio's transactions and trading activity, prevent it from trading at optimal rates and terms, and result in losses.

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Some of the markets in which the Portfolio may effect transactions are not "exchanged-based," including "over-the-counter" or "interdealer" markets. The participants in these markets are typically not subject to the credit evaluation and regulatory oversight to which members of "exchange-based" markets are subject. This exposes the Portfolio to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions. Such "counterparty risk" is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where the Portfolio has concentrated its transactions with a single or small group of counterparties. Furthermore, there is a risk that any of the Portfolio's counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Portfolio's counterparties were to become insolvent or the subject of insolvency proceedings, there exists the risk that the recovery of the Portfolio's assets from the counterparty will be delayed or be of a value less than the value of the assets originally entrusted to the counterparty.
•	Hedging Transactions Risk: The Portfolio may invest in securities and utilize financial instruments to seek to hedge fluctuations in the values of the Portfolio's positions. However, hedging transactions will typically limit the opportunity for gain if the value of such positions should increase, and may not work as intended and actually compound losses. It may not be possible to hedge against certain price fluctuations at a reasonable cost. The Portfolio generally is not required to enter into hedging transactions and may choose not to do so.
•	Short Sales Risk: The Portfolio may engage in short-selling, which involves the sale of a security that the Portfolio does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Portfolio must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. The Portfolio may for a number of reasons be forced to unwind a short sale at a disadvantageous price.
•	Volatility Risk: The Portfolio will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, there is the risk that a disproportionate share of the Portfolio's assets may be committed to one or more investment strategies or techniques, which would result in less diversification than would be suggested by the number of investment advisers to Underlying Funds being employed. The allocation of Portfolio assets to Underlying Funds in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.
•	Portfolio Turnover Risk: Certain Underlying Funds may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.
•	Special Situations Investment Risk: Special situations investing requires an investment adviser to an Underlying Fund to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company's securities. If the event fails to occur or it does not have the effect foreseen, losses can result.
•	Fixed-Income Securities Risk: The Portfolio may invest in debt or other fixed-income securities of U.S. and non-U.S. issuers. The value of fixed-income securities will change in response to fluctuations in interest rates and changes in market perception of the issuer's creditworthiness or other factors. The Portfolio may invest to a substantial degree in debt securities rated below investment grade, otherwise known as high-yield securities or "junk bonds." High-yield securities may rank junior to other outstanding securities and obligations of the issuer. Moreover, high-yield securities may not be protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer's inability to meet timely interest and principal payments.
•	Distressed Investments Risk: The Portfolio may invest in companies that are in poor financial condition, lack sufficient capital or that are involved in bankruptcy or reorganization proceedings. Securities and obligations of such distressed companies often trade at a discount to the expected enterprise value that could be achieved through a restructuring and an investor in such securities is exposed to risk that a restructuring will not occur, or will occur on unfavorable terms. Debt obligations of distressed companies are typically unrated, lower-rated or close to default. Securities of distressed companies are generally more likely to become worthless than securities of more financially stable companies.
•	Derivative Instruments Risk: The Portfolio may enter into options, futures, forwards, swaps and other derivative instrument contracts. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.
•	Small Capitalization and Recently Organized Companies Risk: Portfolio assets may be exposed, long and short, to securities of small capitalization companies and recently organized companies. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. These companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies may be traded in volumes that are lower than are typical of larger company securities.

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•	Non-U.S. Investments Risk: The Portfolio may invest in securities of non-U.S. companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Portfolio's investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the United States.
•	Currency Risk: The Portfolio may invest a portion of its assets in instruments denominated in currencies other than the U.S. dollar, the prices of which are determined with reference to currencies other than the U.S. dollar. The Portfolio, however, generally values its securities and other assets in U.S. dollars. To the extent unhedged, the value of the Portfolio's assets will fluctuate with currency exchange rates as well as with the price changes of the Portfolio's investments. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Portfolio makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Portfolio's securities in their local markets. The Portfolio may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.
•	Emerging Markets Risk: Investment in emerging market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries.
•	Undervalued Securities Risk: The Portfolio may make certain investments in securities that an investment adviser to an Underlying Fund believes to be undervalued. However, there are no assurances that the securities will in fact be undervalued. In addition, it may take a substantial period of time before the securities realize their anticipated value, and such securities may never appreciate to the level anticipated by the investment adviser.
•	Quantitative Investment Risk: Certain investment advisers to Underlying Funds may attempt to execute strategies for an Underlying Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that a investment adviser's use of quantitative models will result in effective investment decisions for an Underlying Fund. The success of an investment adviser's quantitative investment models is heavily dependent on the mathematical models used by the investment adviser. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models also may have hidden biases or exposure to broad structural or sentiment shifts. Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.
•	Commodities-Related Investments Risk: To the extent the Portfolio invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the Portfolio will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments.
•	Multi-Manager Risk: The multi-manager strategy employed by the Portfolio involves special risks, which include:
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Offsetting positions. Investment advisers to Underlying Funds may make investment decisions which conflict with each other; for example, at any particular time, one investment adviser may be purchasing shares of an issuer whose shares are being sold by another investment adviser. Consequently, the Portfolio could indirectly incur transaction costs without accomplishing any net investment result.

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Proprietary investment strategy risk. Investment Advisers to Underlying Funds may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. An investment adviser to an Underlying Fund (or the licensor of the strategies used by the investment adviser) may make certain changes to the strategies the investment adviser has previously used, may not use such strategies at all (or the investment adviser's license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Portfolio.

•	Non-Diversification Risk: The Portfolio is a "non-diversified" investment company, which means that the Portfolio may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Portfolio because the performance of each security in which the Portfolio invests has a greater impact on the Portfolio's performance. To the extent that the Portfolio invests a relatively high percentage of its assets in securities of a limited number of companies, the Portfolio may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.
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•	Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio's investments and make the Portfolio more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.
•	Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.
•	Mortgage-Related Securities Risk: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.
•	Real Estate Related Securities Risk: The Portfolio may invest in real estate related securities and may indirectly invest in real assets, such as real estate, natural resources and commodities, and infrastructure assets. Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investments in real assets involve a substantial degree of risk, including significant financial, operating and competitive risks. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are often subject to heavy cash flow dependency, default by borrowers and self-liquidation.
•	Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Portfolio acquires shares of investment companies, Contractholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.
As with all investments, you may lose money by investing in the Portfolio.
BAR CHART AND PERFORMANCE INFORMATION
No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.
INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.
PORTFOLIO MANAGERS
The following table lists the person responsible for day-to-day management of the Portfolio's portfolio:

Employee	Length of Service	Title
Marc H. Gamsin	Since Inception	Senior Vice President of the Adviser
Greg Outcalt	Since Inception	Senior Vice President of the Adviser
ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 16 in this Prospectus.

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ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES
•	PURCHASE AND SALE OF PORTFOLIO SHARES
The Portfolios offer their shares through the separate accounts of participating life insurance companies ("Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.
•	TAX INFORMATION
Each Portfolio may pay income dividends or make capital gains distributions. The income and capital gains distributions are expected to be made in shares of each Portfolio. See the prospectus of the separate account of the participating insurance company for federal income tax information.
•	PAYMENTS TO INSURERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of a Portfolio through an Insurer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Insurer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND INVESTMENTS

This section of the Prospectus provides additional information about the Portfolios' investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional descriptions of each Portfolio's strategies, investments, and risks can be found in the Portfolios' Statement of Additional Information ("SAI"). The AB VPS Multi-Manager Alternative Strategies Portfolio will engage indirectly in one or more of the following investment strategies by investing in the Underlying Funds.  For purposes of this discussion, reference to a Portfolio includes an Underlying Fund.
DERIVATIVES
Each Portfolio may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives—options, futures, forwards and swaps—each of which is described below. Derivatives include listed and cleared transactions, where a Portfolio's derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral "over-the-counter" transactions, where the Portfolio's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counter- party credit risk than those that are privately negotiated.
A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio's investment (in some cases, the potential loss is unlimited).
The Portfolios' investments in derivatives may include, but are not limited to, the following:
•	Forward Contracts. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract. The Portfolios' investments in forward contracts may include the following:
–	Forward Currency Exchange Contracts. A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies— Currency Transactions". A Portfolio, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).
•	Futures Contracts and Options on Futures Contracts. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies—Currency Transactions".
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•	Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios' investments in options include the following:
–	Options on Foreign Currencies. A Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. A Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies—Currency Transactions".
–	Options on Securities. A Portfolio may purchase or write a put or call option on securities. A Portfolio may write covered options, which means writing an option for securities the Portfolio owns, and uncovered options.
–	Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.
–	Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Portfolio that invests in equity securities may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines, in the case of the call option, or increases, in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.
•	Swap Transactions. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party. The Portfolios' investments in swap transactions include the following:
–	Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.
An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.
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Interest rate swap, swaption, cap and floor transactions may, for example, be used to preserve a return or spread on  a  particular  investment  or  a  portion  of  a  Portfolio's portfolio or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities.
–	Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.
–	Credit Default Swaps. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which will be either (i) the "par value" (face amount) of the reference obligation, in which case the Portfolio will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Portfolio, coupled with the value of any reference obligation received, may be less than the amount it pays to the buyer, resulting in a loss to the Portfolio. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.
–	Currency Swaps. A Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies—Currency Transactions". Currency swaps involve the exchange by a Portfolio with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Portfolio expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.
•	Other Derivatives and Strategies
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Currency Transactions. A Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Adviser may actively manage the Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

–	Synthetic Foreign Equity Securities. The Portfolios may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by a Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.
Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the  underlying  securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.
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A Portfolio will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.
–	Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options that are linked to the London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.
CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's Investors Service, Inc. or BBB– or lower by Standard & Poor's Ratings Services or Fitch Ratings and comparable unrated securities may share some or all of the risks of debt securities with those ratings.
DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES
A Portfolio may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.
A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.
FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate  authorities (i.e., a "when, as and if issued" trade).
A Portfolio may invest in TBA-mortgage-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.
When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is a risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.
ILLIQUID SECURITIES
Under current Securities and Exchange Commission (the "Commission") guidelines, each Portfolio limits its investments in illiquid securities to 15% of its net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.
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INDEXED COMMERCIAL PAPER
Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. A Portfolio will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Portfolio will purchase such commercial paper for hedging purposes only, not for speculation.
INFLATION-INDEXED SECURITIES
Inflation-indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
The value of inflation-indexed securities tends to react to changes in real interest rates. In general, the price of these securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities can fluctuate based on fluctuations in expectations of inflation. Interest payments on these securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
INVESTMENT IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES
A Portfolio may invest in shares of ETFs, subject to the restrictions and limitations of the Investment Company Act  of 1940 (the "1940 Act"), or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles, which may be managed or  unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Portfolio will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the  ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.
A Portfolio may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Portfolio acquires shares in other investment companies, Contractholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.
LOANS OF PORTFOLIO SECURITIES
For the purposes of achieving income, a Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under a Portfolio's securities lending program, all securities loans will be secured continually by cash collateral. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans justifies the attendant risk. The Portfolio will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases this rebate may be a "negative rebate", or fee paid by the borrower to the Portfolio in connection with the loan) and payments for fees of the securities lending agent and for certain other administrative expenses.
A Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.
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A Portfolio will invest cash collateral in a money market fund approved by the Portfolio's Board of Directors (the "Board") and expected to be managed by the Adviser, such as AB Exchange Reserves. Any such investment will be at the Portfolio's risk. A Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.
A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.
LOAN PARTICIPATIONS
A Portfolio may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between a Portfolio and a borrower may affect the ability of the Portfolio to receive principal and interest payments.
The success of a Portfolio may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.
MORTGAGE-BACKED SECURITIES, OTHER ASSET-BACKED SECURITIES AND STRUCTURED SECURITIES
Mortgage-backed securities may be issued by the U.S. Government or one of its sponsored entities, or may be issued by private organizations. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of passthrough certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Portfolio that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.
Mortgage-backed securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities, and other types of mortgagebacked securities that may be available in the future.
Guaranteed Mortgage Pass-Through Securities. A Portfolio may  invest  in  guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC.
Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-backed securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways.  Each class of CMOs or REMICs, often referred to as a "tranche", is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrued on all classes of CMOs or REMICs on a monthly basis.
Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.
A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, or the Code, and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts.
Other Asset-Backed Securities. A Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit  card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations.
Structured Securities. A Portfolio may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. These investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high-yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. Because these types of structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.
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PREFERRED STOCK
A Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion may begin, a certain number of common shares per preferred share, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer's common stock as well as the dividends payable on the preferred stock.
REAL ESTATE INVESTMENT TRUSTS (REITS)
REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments and principal. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to Contractholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.
REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
A Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.
A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.
REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS
A Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leverage risk for a Portfolio. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase may decline below the purchase price.
Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.
Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.
RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.
SHORT SALES
A Portfolio may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.
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If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited because there is a theoretically unlimited potential for the price of a security sold short to increase.
STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Portfolio and unavailable on a firm commitment basis.
There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.
STRUCTURED PRODUCTS
A Portfolio may invest in certain hybrid derivatives-type investments that combine features of a traditional stock or bond with, those of, for example, a futures contract or an option. These investments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the  structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies,  commodities,  a  securities  or  commodities  index  or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities, commodities or other derivatives, but may potentially be more volatile, less liquid and carry greater market risk than investments in traditional securities. The purchase of a structured product also exposes a Portfolio to the credit risk of the structured product.
Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or indices thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.
Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.
A Portfolio may also invest in certain hybrid derivatives-type investments that combine features of a traditional bond with those of certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, a Portfolio may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivative instruments or other securities. A Portfolio's investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A Securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.
VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS
Variable and floating-rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.
A Portfolio may also invest in inverse floating-rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed-rate securities.
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ZERO-COUPON AND PRINCIPAL-ONLY SECURITIES
Zero-coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.
ADDITIONAL RISK AND OTHER CONSIDERATIONS
Investments in the Portfolios involve the special risk considerations described below.
BORROWINGS AND LEVERAGE
Certain of the Portfolios may use borrowings for investment purposes subject to applicable statutory or regulatory requirements. Borrowings by a Portfolio result in leveraging of the Portfolio's shares. The Portfolios may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that a Portfolio uses cash made available during the term of these transactions to make investments in other fixed-income securities.
Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's Contractholders. These include a higher volatility of the NAV of a Portfolio's shares and the relatively greater effect on the NAV of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's Contractholders to realize a higher net return than if the Portfolio were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's Contractholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to Contractholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV. A Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.
FOREIGN (NON-U.S.) SECURITIES
Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Portfolio that invests in securities of foreign issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.
Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.
A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Portfolio's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.
Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of foreign issuers than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.
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The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of  a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolios than that provided by U.S. laws.
Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as emerging markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.
Argentina	Hungary	Peru
Belarus	India	Philippines
Belize	Indonesia	Poland
Brazil	Iraq	Russia
Bulgaria	Ivory Coast	Senegal
Chile	Jamaica	Serbia
China	Jordan	South Africa
Colombia	Kazakhstan	South Korea
Croatia	Lebanon	Sri Lanka
Dominican Republic	Lithuania	Taiwan
Ecuador	Malaysia	Thailand
Egypt	Mexico	Turkey
El Salvador	Mongolia	Ukraine
Gabon	Nigeria	Uruguay
Georgia	Pakistan	Venezuela
Ghana	Panama	Vietnam
Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and  may  continue  to have, negative effects on the economies and securities markets of certain emerging market countries.
Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
FOREIGN (NON-U.S.) CURRENCIES
A Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks or by currency controls or political developments. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks. A Portfolio may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivatives transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio's NAV to fluctuate.
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INVESTMENT IN BELOW INVESTMENT GRADE FIXED- INCOME SECURITIES
Investments in securities rated below investment grade (commonly referred to as "junk bonds") may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.
The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.
INVESTMENT IN SMALLER, LESS-SEASONED COMPANIES
Investment in smaller, less-seasoned companies involves greater risks than are customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operation may fluctuate widely and may also contribute to stock price volatility.
REAL ESTATE INVESTMENTS
Although the Portfolios do not invest directly in real estate, they invest in securities of real estate companies. Therefore, an investment in a Portfolio that makes such investments is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying such investments are concentrated geographically, by property type or in certain other respects, a Portfolio may be subject to certain of the foregoing risks to a greater extent. These risks may be greater for investments in non-U.S. real estate companies.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.
Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small-capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.
UNRATED SECURITIES
A Portfolio may invest in unrated fixed-income securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities that are consistent with the Portfolio's objective and policies.
FUTURE DEVELOPMENTS
A Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.
CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
The AB Variable Products Series (VPS) Fund's (the "Fund") Board may change a Portfolio's investment objective without shareholder approval. A Portfolio will provide shareholders with 60 days' prior written notice of any change to the Portfolio's investment objective. Portfolios that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as the AB VPS Global Bond Portfolio, will not change such policy without 60 days' prior written notice to shareholders. Unless otherwise noted, all other investment policies of a Portfolio may be changed without shareholder approval.
TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, each Portfolio may invest in certain types of short-term, liquid, investment grade or high-quality (depending on the Portfolio) debt securities. While a Portfolio is investing for temporary defensive purposes, it may not meet its investment objectives.
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PORTFOLIO HOLDINGS
The Portfolios' SAI includes a description of the policies and procedures that apply to disclosure of each Portfolio's portfolio holdings.
CYBER SECURITY RISK
Mutual funds, including the Portfolios, are susceptible to cyber security risk.  Cyber security breaches may allow an unauthorized party to gain access to Portfolio assets, customer data, or proprietary information, or cause a Portfolio and/or its service providers to suffer data corruption or lose operational functionality.
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INVESTING IN THE PORTFOLIOS

HOW TO BUY AND SELL SHARES
The Portfolios offer their shares through the separate accounts of the Insurers. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.
This Prospectus offers Class A and Class B shares for the Portfolios. AllianceBernstein Investments, Inc. ("ABI") may, from time to time, receive payments from Insurers in connection with the sale of the Portfolios' shares through the Insurers' separate accounts.
The purchase or sale of a Portfolio's shares is priced at the next-determined NAV after the order is received in proper form.
The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurers' customers, or Contractholders, who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of  the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Policy Regarding Short-Term Trading".
ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.
DISTRIBUTION ARRANGEMENTS
The Portfolios have adopted a plan under Commission Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of their shares. The amount of this fee for the Class B shares of the Portfolios is .25% of the aggregate average daily net assets. Because these fees are paid out of the Portfolios' assets on an ongoing basis, over time these fees will increase the costs of your investment and may cost you more than  paying  other types of sales charges.
PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries, such as the Insurers, market and sell shares of the Portfolios and typically receive compensation for selling shares of the Portfolios. This compensation is paid from various sources.
Insurers or your financial intermediary receive compensation from ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

-  Rule 12b-1 fees;
-  defrayal of costs for educational seminars and training;
-  additional distribution support; and
-  payments related to providing Contractholder recordkeeping and/or administrative services.

In the case of Class B shares, up to 100% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to the financial intermediary that sells Class B shares.
ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform recordkeeping and administrative services in connection with the Portfolios. Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.
Other Payments for Educational Support and Distribution Assistance
In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the Portfolios. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.
For 2015, ABI's additional payments to these firms for distribution services and educational support are expected to be approximately $600,000. In 2014, ABI paid additional payments of approximately $600,000 for the Portfolios.
If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.
Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Adviser, ABI and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

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As of the date of this Prospectus, ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:
Great West Life & Annuity Company
ING
Lincoln Financial
MetLife Investors Group, Inc.
Nationwide
New York Life
Ohio National Financial Services
Principal Financial Group
Riversource  Distributors
Sun America
Transamerica Life Insurance
UBS Financial Services
Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.
FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
The Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Contractholders. These policies are described below. There is no guarantee that a Portfolio will be able to detect excessive or short-term trading or to identify Contractholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Contractholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. Each Portfolio reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.
Risks Associated With Excessive Or Short-Term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading and increased brokerage costs.
Investments in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of securities of foreign issuers established some time before a Portfolio calculates its own share price (referred to as "time zone arbitrage"). Each of the Portfolios has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, each of the Portfolios expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a Contractholder's ability to engage in time zone arbitrage to the detriment of other Contractholders.
Contractholders engaging in a short-term trading strategy may also target a Portfolio irrespective of its investments in securities of foreign issuers. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Portfolios may be adversely affected by price arbitrage.
Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolios to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or AllianceBernstein Investor Services, Inc. ("ABIS") Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.
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•	Transaction Surveillance Procedures. The Portfolios, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing each individual Insurer's omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.
•	Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer's omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. As a result, unless the Contractholder redeems his or her shares, the Contractholder effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and should avoid frequent trading in Portfolio shares. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.
•	Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. The Portfolios apply their surveillance procedures to Insurers. As required by Commission rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, Insurers will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares.
HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio's NAV is calculated on any day the New York Stock Exchange (the "Exchange") is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when Contractholders will not be able to purchase or redeem their shares in the Portfolio.
The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.
The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolios may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Portfolios ordinarily value their securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including  broad  market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.
Subject to its oversight, the Board has delegated responsibility for valuing a Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies  and  procedures  approved  by  the  Board,  to  value  the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above. More information about the valuation of the Portfolios' assets is available in the Portfolios' SAI.
31

MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER
Each Portfolio's adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of September 30, 2014, totaling more than $473 billion (of which over $95 billion represented assets of registered investment companies sponsored by the Adviser). As of September 30, 2014, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 16 of the nation's FORTUNE 100 companies), for public employee retirement funds in 26 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 33 registered investment companies managed by the Adviser, comprising approximately 123 separate investment portfolios, had as of September 30, 2014 approximately 2.8 million retail accounts.
The Adviser serves as the "manager of managers" for the AB VPS Multi-Manager Alternative Strategies Portfolio and, subject to oversight by the Board, has ultimate responsibility for monitoring and coordinating the management of the Portfolio, including monitoring the Underlying Funds and sub-advisers for the Portfolio and ensuring that asset allocations are consistent with the Portfolio's investment guidelines.  The Adviser is also responsible for the management of the portfolio investments of the AB mutual funds used as Underlying Funds.
The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each of the Portfolios pays the Adviser as a percentage of average daily net assets:
Portfolio	Fee as a Percentage of Average Daily Net Assets*
AB VPS Global Bond Portfolio	.50%
AB VPS Global Risk Allocation Portfolio	.60%
AB VPS Multi-Manager Alternative Strategies Portfolio	1.90%
*	Net of fee waiver and/or reimbursement.
For the AB VPS Global Risk Allocation – Moderate Portfolio, the Adviser has agreed to waive its management fees and/or to bear expenses of the Portfolio through [                 ], 2016 to the extent necessary to prevent the Portfolio's operating expenses (not including interest expense, taxes, extraordinary expenses, expenses of securities sold short, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding the amounts listed below for each share class. For the AB VPS Global Bond Portfolio, the Adviser has agreed to waive its management fees and/or to bear expenses of the Portfolio through [                 ], 2017 to the extent necessary to prevent the Portfolio's operating expenses (not including acquired fund fees and expenses other than the fees and expenses of any AB Mutual Funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding the amounts listed below for each share class. For the AB VPS Multi-Manager Alternative Strategies Portfolio, the Adviser has agreed to waive its management fees and/or to bear expenses of the Portfolio through [                 ], 2017 to the extent necessary to prevent the Portfolio's operating expenses (not including interest expense, taxes, extraordinary expenses, expenses of securities sold short, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding the amounts listed below for each share class.  Any fees waived and expenses borne by the Adviser may be reimbursed by a Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio's operating expenses to exceed the expense limitations.
Portfolio	Class A	Class B
AB VPS Global Bond Portfolio	.64%	.89%
AB VPS Global Risk Allocation Portfolio	.75%	1.00%
AB VPS Multi-Manager Alternative Strategies Portfolio	2.15%	2.40%
Additionally, with respect to AB VPS Global Bond Portfolio, to the extent not effectively implemented as a result of the expense limitations, the Adviser has agreed to waive its management fees and/or bear Portfolio expenses through [               ], 2016 in an amount equal to the Portfolio's share of all fees and expenses of any AB Mutual Funds in which the Portfolio invests. With respect to AB VPS Multi-Manager Alternative Strategies Portfolio, to the extent not effectively implemented as a result of the expense limitations, the Adviser has contractually agreed through [               ], 2016 to (1) waive its management fees and/or bear Portfolio expenses in an amount equal to the Portfolio's share of all fees and expenses of any AB Mutual Funds in which the Portfolio invests, and (2) waive its management fee so that the effective management fee payable with respect to Portfolio assets invested in Acquired Funds that are not AB Mutual Funds is 0.20%.
The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from a Portfolio. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including a Portfolio. When two or more of the clients of the Adviser (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.
32

MANAGER OF MANAGERS STRUCTURE

Subject to the ultimate responsibility of the Board, the Adviser has the responsibility to oversee the AB VPS Multi-Manager Alternative Strategies Portfolio's  sub-advisers (when and if retained) and to recommend their hiring, termination and replacement. The Adviser has applied to the Commission for an exemptive order from the Commission that, if granted, would permit the Adviser, with respect to the Portfolio, to appoint and replace sub-advisers, and enter into, amend and terminate sub-advisory agreements with sub-advisers, subject to Board approval but without shareholder approval (the "Manager of Managers Structure"). The use of the Manager of Managers Structure with respect to the Portfolio may be subject to certain conditions set forth in the Commission exemptive order.
The Manager of Managers Structure would enable the Portfolio to operate with greater efficiency and without incurring the expense and delays associated with obtaining approvals of a new subadvisory (or trading) agreement. The Manager of Managers Structure would not permit the Adviser's investment management fees to increase without shareholder approval.

PORTFOLIO MANAGERS
The day-to-day management of, and investment decisions for, the AB VPS Global Bond Portfolio are made by the Adviser's Global Fixed Income Investment Team.
The following table lists the persons within the Global Fixed Income Investment Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

Employee; Year; Title	Principal Occupation(s) During the Past Five (5) Years
Paul J. DeNoon; since 2002; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2010.

Scott A. DiMaggio; since 2005; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2010.

Michael L. Mon; since 2003; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2010.

Douglas J. Peebles; since 1992; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2010.

Matthew S. Sheridan; since 2007; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2010.

The day-to-day management of, and investment decisions for, the AB VPS Global Risk Allocation Portfolio are made by the Adviser's Quantitative Investment Team.
The following table lists the persons within the Quantitative Investment Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

Employee; Year; Title	Principal Occupation(s) During the Past Five (5) Years

Michael DePalma; since 2012; Senior Vice President of the Adviser and Chief Investment Officer of Quantitative Investment Strategies
Senior Vice President of the Adviser, with which he has been associated since prior to 2010. He has been Chief Investment Officer of Quantitative Investment Strategies since 2011. Prior thereto, he headed the quantitative research effort of the Adviser's fixed-income division, since prior to 2010.

Leon Zhu; since 2012; Senior Vice President of the Adviser and Director of Research for Quantitative Investment Strategies	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2010.
33

The day-to-day management of, and investment decisions for, the AB VPS Multi-Manager Alternative Strategies Portfolio in respect of allocating Portfolio assets among different strategies, Underlying Funds and Sub-Advisers are made by Messrs. Marc Gamsin and Greg Outcalt. Mr. Gamsin is Senior Vice President of the Adviser and Head and Co-Chief Investment Officer of its Alternative Investment Management Group ("AIMG") since October 2010. Prior thereto, he was the President of SunAmerica Alternative Investments beginning prior to 2009. Mr. Outcalt is Senior Vice President of the Adviser and Co-Chief Investment Officer of its AIMG, with which he has been associated since October 2010. Prior thereto, he was Executive Vice President of SunAmerica Alternative Investments beginning prior to 2009.
The Portfolios' SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Portfolios.
PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS
The investment team employed by the Adviser to manage  the AB VPS Global Bond Portfolio has have substantial experience in managing discretionary accounts of institutional clients, pooled investment vehicles and/or other registered investment companies (the "Similarly Managed Accounts") that have substantially the same investment objectives and policies and are managed in accordance with substantially similar investment strategies as the Portfolio. The Similarly Managed Accounts that are not registered investment companies are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Internal Revenue Code (the "Code") to which the Portfolio, as a registered investment company, is subject and which, if applicable to the Similarly Managed Accounts, may have adversely affected the performance of the Similarly Managed Accounts.
Set forth below is performance data provided by the Adviser relating to the Similarly Managed Accounts managed by the investment team that manages the Portfolio's assets. Performance data is shown for the period during which the investment team of the Adviser managed the Similarly Managed Accounts through December 31, 2014. The aggregate assets for the Similarly Managed Accounts managed by the investment team as of December 31, 2014 were approximately $4.17 billion. The investment team's Similarly Managed Accounts have a nearly identical composition of representative investment holdings and related percentage weightings. The performance data is net of fees charged by the Adviser to the Similarly Managed Accounts, generally calculated by deducting the fees based on the Adviser's standard investment management fee schedule for the Similary Managed Accounts from each Similarly Managed Account, and portfolio transaction costs. The standard investment management fee schedule for the Similarly Managed Accounts of the Portfolio is 0.50% of the first $30 million in account assets and 0.25% of account assests over $30 million. Net-of-fee performance figures reflect the compounding effect of such fees.
The data has not been adjusted to reflect any fees that will be payable by the Portfolio, which may be higher than the fees imposed on the Similarly Managed Accounts, and will reduce the returns of the Portfolio. Expenses associated with the distribution of Class A and Class C shares of the Portfolio in accordance with the plans adopted by the Portfolio's Board under Commission Rule 12b-1 are also excluded. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners. The performance data for the Similarly Managed Accounts has been calculated using a method that is different from the method required by the Commission to be used to calculate the Portfolio's performance.
The Barclays Global Aggregate Bond Index (U.S. hedged) is used by the Portfolio and its Similarly Managed Accounts for purposes of this example as a benchmark to measure its relative performance. The Barclays Global Aggregate Bond Index is a broad-based index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
To the extent the investment team utilizes investment techniques such as swaps, futures, forwards or options, the performance of the Barclays Global Aggregate Bond Index may not be substantially comparable to the performance of the investment team's Similarly Managed Accounts.
The performance data below is provided solely to illustrate the investment team's performance in managing the Similarly Managed Accounts as measured against a broad-based market index. The performance of the Portfolio will be affected by the performance of the investment team managing the Portfolio's assets. If the investment team were to perform relatively poorly, the performance of the Portfolio would suffer. Investors should not rely on the performance data of the Similarly Managed Accounts as an indication of future performance of the Portfolio.
The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the Portfolio's performance. The use of methodology different from that used to calculate performance could result in different performance data.
34

SIMILARLY MANAGED ACCOUNTS – SCHEDULE OF HISTORICAL PERFORMANCE*

	AB VPS Global Bond Portfolio Similarly Managed Accounts Total Return**	Barclays Global Aggregate Bond Index (U.S. hedged)
Year Ended December 31:
2014	7.65%	7.59%
2013	-1.48%	-0.14%
2012	7.74%	5.72%
2011	5.14%	5.40%
2010	10.35%	4.61%
2009	24.83%	5.09%
2008	-9.90%	5.58%
2007	11.19%	5.33%
2006	7.40%	3.64%
2005	10.62%	4.28%
Cumulative total return for the period from December 31, 2002 (inception of Similarly Managed Accounts) to December 31, 2014***	148.29%	71.07%
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014*

	1 Year	3 Years	5 Years	10 Years	Since Inception***
AB VPS Global Bond Portfolio
Similarly Managed Accounts**	7.65%	4.55%	5.80%	7.01%	7.87%
Barclays Global Aggregate Bond Index (U.S. hedged)	7.59%	4.34%	4.60%	4.69%	4.58%
*	Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of presentation of this data is described in the preceding discussion.
**	Net of fees charged by the Adviser and portfolio transaction costs.
***	Inception date of the Similarly Managed Accounts is December 31, 2002.

35

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolios declare dividends on their shares at least annually. The income and capital gains distributions are expected to be made in shares of each Portfolio.
See the prospectus of the separate account of the participating insurance company for federal income tax information.
Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain requirements are met, a Portfolio may "pass-through" to its Contractholders credits or deductions to foreign income taxes paid. Non-U.S. investors may not be able to credit or deduct such foreign taxes.

36

GLOSSARY

Bonds are interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.
Fixed-income securities are investments, such as bonds or other debt securities or preferred stocks that pay a fixed rate of return.
Barclays Global Aggregate Bond Index is a broad-based index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

37

FINANCIAL HIGHLIGHTS

Financial highlights information is not available because the Portfolios had not yet commenced operations as of the date of this Prospectus.

38

APPENDIX A

BOND RATINGS
Moody's Investors Service, Inc. ("Moody's")
Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa—Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Absence of Rating—Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the quality of the issue.
Should no rating be assigned, the reason may be one of the following:
1.            An application for rating was not received or accepted.
2.            The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.
3.            There is a lack of essential data pertaining to the issue or issuer.
4.            The issue was privately placed, in which case the rating is not published in Moody's publications.
Suspension may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Note—Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
A-1

Standard & Poor's Ratings Services  ("S&P")
AAA—Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB—Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B, CCC, CC, C—Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
BB—Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.
B—Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.
CCC—Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.
CC—Debt rated CC is currently highly vulnerable to nonpayment.
C—The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.
D—The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.
Plus (+) or Minus (-)—The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
NR—Not rated.
A-2

Fitch Ratings ("Fitch")
AAA—Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA—Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.
A—Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB—Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
BB—Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.
B—Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
CCC—Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
CC—Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.
C—Bonds are in imminent default in payment of interest or principal.
DDD, DD, D—Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.
Plus (+) Minus (-)—Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category or in categories below B.
NR—Indicates that Fitch does not rate the specific issue.
A-3

 APPENDIX B

 Hypothetical Investment and Expense Information
A settlement agreement between the Adviser and the New York Attorney General requires the Fund to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolios" in this Prospectus about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio is the same as stated under "Fees and Expenses of the Portfolios". There are additional fees and expenses associated with variable products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly affect expenses. These fees and expenses are not reflected in the following expense information. Your actual expenses may be higher or lower.
AB VPS Global Bond Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$67.20	$10,432.80
2	10,432.80	521.64	10,954.44	86.54	10,867.90
3	10,867.90	543.40	11,411.30	90.15	11,321.15
4	11,321.15	566.06	11,887.21	93.91	11,793.30
5	11,793.30	589.67	12,382.97	97.83	12,285.14
6	12,285.14	614.26	12,899.40	101.91	12,797.49
7	12,797.49	639.87	13,437.36	106.16	13,331.20
8	13,331.20	666.56	13,997.76	110.58	13,887.18
9	13,887.18	694.36	14,581.54	115.19	14,466.35
10	14,466.35	723.32	15,189.67	120.00	15,069.67
Total		$6,059.14		$989.47

AB VPS Global Risk Allocation Portfolio
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$78.75	$10,421.25
2	10,421.25	521.06	10,942.31	126.93	10,815.38
3	10,815.38	540.77	11,356.15	131.73	11,224.42
4	11,224.42	561.22	11,785.64	136.71	11,648.93
5	11,648.93	582.45	12,231.38	141.88	12,089.50
6	12,089.50	604.48	12,693.98	147.25	12,546.73
7	12,546.73	627.34	13,174.07	152.82	13,021.25
8	13,021.25	651.06	13,672.31	158.60	13,513.71
9	13,513.71	675.69	14,189.40	164.60	14,024.80
10	14,024.80	701.24	14,726.04	170.82	14,555.22
Total		$5,965.31		$1,410.09

AB VPS Multi-Manager Alternative Strategies Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$225.75	$10,274.25
2	10,274.25	513.71	10,787.96	439.07	10,348.89
3	10,348.89	517.44	10,866.33	442.26	10,424.07
4	10,424.07	521.20	10,945.27	445.47	10,499.80
5	10,499.80	524.99	11,024.79	448.71	10,576.08
6	10,576.08	528.80	11,104.88	451.97	10,652.91
7	10,652.91	532.65	11,185.56	455.25	10,730.31
8	10,730.31	536.52	11,266.83	458.56	10,808.27
9	10,808.27	540.41	11,348.68	461.89	10,886.79
10	10,886.79	544.34	11,431.13	465.25	10,965.88
Total		$5,260.06		$4,294.18
*	Expenses are net of any fee waiver and expense reimbursed by the Adviser in the first year. Thereafter, the expense ratio reflects the Portfolio's operating expenses as reflected under "Fee and Expenses of the Portfolio" before the waiver and expense reimbursement in the Summary information at the beginning of this Prospectus.
B-1

 For more information about the Portfolios, the following documents are available upon request:
STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI and the independent registered public accounting firm's report and financial statements in each Portfolio's most recent annual report to Contractholders are incorporated by reference into (and are legally part of) this Prospectus.
You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting the Adviser:
By Mail:	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By Phone:	For Information: (800) 221-5672 For Literature: (800) 227-4618
Or you may view or obtain these documents from the Securities and Exchange Commission ("Commission"):
•	Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.
•	Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.
•
Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, DC 20549-1520.

You also may find these documents and more information about the Adviser and the Portfolios on the Internet at: www.AB.com.
The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-05398

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

AB GLOBAL BOND PORTFOLIO
GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
(each a "Portfolio" and collectively, the "Portfolios")

c/o AllianceBernstein Investor Services, Inc.
P. O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672

STATEMENT OF ADDITIONAL INFORMATION
April [    ], 2015

This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus dated April [  ], 2015, for AllianceBernstein® Variable Products Series (VPS) Fund, Inc. (the "Fund") that offers Class A shares and Class B shares of the AB Global Bond Portfolio, AB Global Risk Allocation—Moderate Portfolio and AB Multi-Manager Alternative Strategies Portfolio (each a "Portfolio and together, the "Portfolios") (the "Prospectus").  Copies of the Prospectus may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.ABglobal.com.

__________________
The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

INFORMATION ABOUT THE PORTFOLIOS AND THEIR INVESTMENTS

Introduction to the Portfolios
The Fund is an open-end series investment company designed to fund variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies (the "Insurers").  The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described in the Portfolios' Prospectus, each of which has differing investment objectives and policies.  The Fund currently has sixteen Portfolios, of which AB Global Bond Portfolio, AB Global Risk Allocation—Moderate Portfolio and AB Multi-Manager Alternative Strategies Portfolio are described in this SAI.
Except as noted, the investment objective and policies described below are not "fundamental policies" within the meaning of the Investment Company Act of 1940 (the "1940 Act"), and may, therefore, be changed by the Board of Directors of the Fund (the "Board" or the "Directors") without shareholder approval.  However, no Portfolio will change its investment objective without at least 60 days' prior written notice to shareholders.  There is no guarantee that a Portfolio will achieve its investment objective.  Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets that may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of such Portfolio's acquisition of such security or other asset.  Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation of this percentage limitation.
Additional Investment Policies and Practices
The following information about the Portfolios' investment policies and practices supplements the information set forth in the Prospectus.
Investments in Investment Companies
The Multi-Manager Alternative Strategies Portfolio and Global Risk Allocation—Moderate Portfolio invest in shares of one or more underlying funds that, in turn, invest directly in portfolio securities ("Underlying Funds").  Investing in shares of the Underlying Funds involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses similar to those borne directly by the Portfolios, including other operating expenses. Certain investments, techniques and risks will only apply to the Multi-Manager Alternative Strategies Portfolio and Global Risk Allocation—Moderate Portfolio to the extent those Portfolios are invested in an Underlying Fund that invests in or engages in those investments, techniques, or strategies or directly invests in or engages in such investments, techniques, or strategies. For the purposes of this discussion, references to the Fund or a Portfolio include an Underlying Fund unless the context otherwise requires.

Convertible Securities
Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange ratio into shares of the underlying common stock.  Prior to their conversion, convertible securities have the same general characteristics as non‑convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers.  As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than non‑convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.
When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.  Convertible securities rank senior to common stocks in an issuer's capital structure.  They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.
Depositary Receipts
A Portfolio may invest in depositary receipts.  American Depositary Receipts ("ADRs") are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.  European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or non-U.S. company.  Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent.  In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States.  Generally, ADRs, in registered form, are designed for use in the U.S. securities markets; EDRs, in bearer form, are designed for use in European securities markets; and GDRs, in bearer form, are designed for use in two or more securities markets, such as those of Europe and Asia.
Derivatives
A Portfolio may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment practices.  Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

There are four principal types of derivatives — options, futures, forwards and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by a Portfolio are described below. Derivatives include listed and cleared transactions where the Portfolio's derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral "over-the-counter" ("OTC") transactions, where the Portfolio's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated.  The Portfolios may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.
Forward Contracts.  A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date.  A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract.  Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.
Futures Contracts and Options on Futures Contracts.  A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date.  Options on futures contracts are options that call for the delivery of futures contracts upon exercise.  Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other).  This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated.  A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.
Options.  An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date.  Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

Swaps.  A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount).  Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments).  Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged.  Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.
Risks of Derivatives and other Regulatory Issues.  Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments.  Following is a general discussion of important risk factors and issues concerning the use of derivatives.
—Market Risk.  This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest.
—Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds.  The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.  In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.
—Credit Risk.  This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract.  The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the exchange or clearinghouse, which is the issuer or counterparty to each derivative, provides a guarantee of performance.  This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk.  For uncleared OTC derivatives, there is no similar clearing agency guarantee.  Therefore, a Portfolio considers the creditworthiness of each counterparty to an uncleared OTC derivative in evaluating potential credit risk.

—Counterparty Risk.  The value of an OTC derivative will depend on the ability and willingness of a Portfolio's counterparty to perform its obligations under the transaction.  If the counterparty defaults, a Portfolio will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings.  In addition, if a counterparty fails to meet its contractual obligations, a Portfolio could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Portfolio. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses.  As a result, OTC derivatives generally expose a Portfolio to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.
New regulations affecting derivatives transactions now, or will soon, require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing.  Under these new requirements, a central clearing organization will be substituted as the counterparty to each side of the derivatives transaction.  Each party to derivatives transactions will be required to maintain its positions with a clearing organization through one or more clearing brokers.  Central clearing is expected to reduce, but not eliminate, counterparty risk.  A Portfolio will be subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.
—Liquidity Risk.  Liquidity risk exists when a particular instrument is difficult to purchase or sell.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.
—Leverage Risk.  Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself.  In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
—Regulatory Risk.  The U.S. Government is in the process of adopting and implementing additional regulations governing derivatives markets, including clearing as discussed above, margin, reporting and registration requirements.  While the full extent and cost of these regulations is currently unclear, these regulations could, among other things, restrict a Portfolio's ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions (through increased margin or capital requirements).  In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility.  Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions.  These regulations and actions may adversely affect the instruments in which a Portfolio invests and its ability to execute its investment strategy.

—Other Risks.  Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices.  Many derivatives, in particular privately-negotiated derivatives, are complex and often valued subjectively.  Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio.  Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track.  Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.
Other. A Portfolio may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act ("CEA") and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a minimal amount of trading in futures, commodity options, swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator, or CPO. Under such rules, registered investment companies are subject to additional disclosure and reporting requirements. The Adviser has registered as a CPO with respect to the Portfolios. This registration subjects the  Portfolios to certain registration and reporting requirements but, under rules recently adopted by the CFTC, compliance with Securities and Exchange Commission ("SEC") disclosure and filing requirements will, for the most part, constitute compliance with comparable CFTC requirements.

Use of Options, Futures, Forwards and Swaps by the Portfolios
– Forward Currency Exchange Contracts.  A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date.  Forward currency exchange contracts are customized, privately-negotiated agreements designed to satisfy the objectives of each party.  A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment.  NDFs specify a cash payment upon maturity.  NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.
A Portfolio may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies.  A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts.  A Portfolio may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".
If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

A Portfolio may also use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities.  For example, a Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value.  The Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract.  Similarly, a Portfolio may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value.  The Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.
The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing.  Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.
– Options on Securities.  A Portfolio may write and purchase call and put options on securities.  In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option.  Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium.  If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.
A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised.  A Portfolio may write covered options or uncovered options.  A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than of the call option it has written.  A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than the put option it has written. Uncovered options or "naked options" are riskier than covered options.  For example, if a Portfolio wrote a naked call option and the price of the underlying security increased, the Portfolio would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.

A Portfolio may also purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future.  If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the option at a profit.  The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.
A Portfolio may purchase put options to hedge against a decline in the value of portfolio securities.  If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit.  By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.
A Portfolio also may, as an example, write combinations of put and call options on the same security, known as "straddles", with the same exercise and expiration date.  By writing a straddle, a Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised.  If the price of the security subsequently rises above the exercise price, the call will likely be exercised and a Portfolio will be required to sell the underlying security at or below market price.  This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options.  Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised.  The writing of straddles will likely be effective, therefore, only where the price of the security remains relatively stable and neither the call nor the put is exercised.  In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.
A Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately-negotiated (i.e., over-the-counter) transactions.  By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value.  Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.
A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.  Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.
– Options on Securities Indices.  An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

A Portfolio may write (sell) call and put options and purchase call and put options on securities indices.  If a Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities it will seek to offset a decline in the value of securities it owns through appreciation of the put option.  If the value of a Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option.  The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Portfolio's security holdings.
A Portfolio may also write put or call options on securities indices to, among other things, earn income.  If the value of the chosen index declines below the exercise price of the put option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option.  Similarly, if the value of the index is higher than the exercise price of the call option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option.  If the decline or increase in the value securities index is significantly below or above the exercise price of the written option, the Portfolio could experience a substantial loss.

The purchase of call options on securities indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment.  When purchasing call options for this purpose, a Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise.  The purchase of call options on stock indices when a Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.
– Other Option Strategies.  In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Portfolio that invests in equity securities may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds ("ETFs") at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.

– Options on Foreign Currencies.  A Portfolio may purchase and write options on foreign currencies for hedging and non-hedging purposes.  For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency.  If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.
Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon.  The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.  As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.
A Portfolio may write options on foreign currencies for hedging purposes or to increase return.  For example, where a Portfolio anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency.  If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.
Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium.  As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.  If this does not occur, the option may be exercised and a Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium.  Through the writing of options on foreign currencies, a Portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.
In addition to using options for the hedging purposes described above, a Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies.  A Portfolio may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities.  For example, a Portfolio may purchase call options in anticipation of an increase in the market value of a currency.  The Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs.  Otherwise, the Portfolio would realize no gain or a loss on the purchase of the call option.  Put options may be purchased by a Portfolio for the purpose of benefiting from a decline in the value of a currency that the Portfolio does not own.  The Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs.  Otherwise, the Portfolio would realize no gain or loss on the purchase of the put option.  For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

Special Risks Associated with Options on Currencies.  An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series.  Although a Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time.  For some options, no secondary market on an exchange may exist.  In such event, it might not be possible to effect closing transactions in particular options, with the result that a Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the purchase or sale of the underlying currency.
– Futures Contracts and Options on Futures Contracts.  Futures contracts that a Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities.  A Portfolio may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.
Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities.  For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts.  Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio.  However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities.  If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value ("NAV") of that Portfolio from declining as much as it otherwise would have.  On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices.  Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized.  At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

A Portfolio may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates.  Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant.  A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar.  If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts.  However, if the value of the foreign currency increases relative to the dollar, a Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.
Conversely, a Portfolio could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies.  When a Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.
A Portfolio may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated.  Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.
A Portfolio may also use foreign currency futures contracts and options on such contracts for non-hedging purposes.  Similar to options on currencies described above, a Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Underlying Portfolio and do not present attractive investment opportunities.  The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above.  For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.
Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices.  For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result.  If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position.  When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase.  As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise.  Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges.
The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio's portfolio.  If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings.  The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract.  If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase.  If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives.  Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.
A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts.  For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon.  In the event that such decrease was to occur, it may be offset, in whole or in part, by a profit on the option.  If the anticipated market decline were not to occur, the Portfolio would suffer a loss equal to the price of the put.  Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.  If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call.  However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities that the Portfolio intends to purchase may be less expensive.
– Credit Default Swap Agreements.  The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation.  Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring.  A Portfolio may be either the buyer or seller in the transaction.  As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs.  If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the "par value" (face amount) of the reference obligation in which case the Portfolio will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation.  The value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.  If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract.  However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly.  Credit default swaps are subject to general market risk, liquidity risk and credit risk.
– Currency Swaps.  A Portfolio may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".  Currency swaps involve the exchange by a Portfolio with another party of a series of payments in specified currencies.  Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon termination of the transaction.  Currency swaps may be bilateral and privately negotiated, with the Portfolio expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions.  A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization ("NRSRO") at the time of entering into the transaction.
– Swaps: Interest Rate Transactions.  A Portfolio may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date.  Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.  If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.
Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually-based principal (or "notional") amount.
An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium".  A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index.  A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index.  Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.
Caps and floors are less liquid than swaps.  These transactions do not involve the delivery of securities or other underlying assets or principal.  A Portfolio will enter into bilateral swap agreements, including interest rate swap, swaption, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.  For cleared interest rate swaps, the Adviser will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker but there will be no prescribed NRSRO rating requirements for these entities.
—Total Return Swaps.  A Portfolio may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying referenced asset.  The Portfolio is subject to market price volatility of the referenced asset.  A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount.  To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment or make a payment to the counterparty.
--Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract.  The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Portfolio, and/or the termination value at the end of the contract.  Therefore, the Portfolio considers the creditworthiness of the counterparty to a bilateral swap contract.  The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio's exposure to the counterparty.  Certain standardized swaps, including interest rate swaps and credit default swaps, are, or soon will be subject to mandatory central clearing.  Central clearing is expected, among other things, to reduce counterparty credit risk, but does not eliminate it completely.

Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.  The Portfolio accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.  Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts.  Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

– Synthetic Foreign Equity Securities.  A Portfolio may invest in different types of derivatives generally referred to as synthetic foreign equity securities.  These securities may include international warrants or local access products.  International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange.  International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Portfolio.  Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options.  These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date, or European style, which means that they may be exercised only on the expiration date.
Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants.  Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars).  The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities.  The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price.  Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less).  The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset.  In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly.  In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments.  These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date.  In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.
A Portfolio's investments in synthetic foreign equity securities will be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis.  Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof.  These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants.  They are also subject, like other investments in securities of foreign issuers, to foreign risk and currency risk.

International warrants also include equity warrants, index warrants, and interest rate warrants.  Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue.  When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance.  Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants).  Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets.  Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time.  Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.
A Portfolio also may invest in long-term options of, or relating to, international issuers.  Long-term options operate much like covered warrants.  Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer.  Long-term options have an initial period of one year or more, but generally have terms between three and five years.  Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty.  Instead, they are traded on an exchange and subject to the exchange's trading regulations.
– Eurodollar Instruments.  Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

– Currency Transactions.  A Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis.  The Adviser may actively manage a Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options.  The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities.  Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security.  The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).
Event-Linked Securities

Event-linked securities are variable-rate or fixed-rate fixed-income securities or types of equity securities for which the return of principal and payment of interest are contingent on the non-occurrence of various catastrophe exposures, which may be specific trigger events or a diversified group of events, such as hurricanes, typhoons, wind events or earthquakes.  The most common type of fixed-income securities are known as "catastrophe" or "CAT" bonds.  In some cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss.  If the trigger event(s) occurs prior to the securities' maturity, a Portfolio may lose all or a portion of its principal and forgo additional interest.

These securities may have a special condition that states that if the issuer (i.e., an insurance or reinsurance company) suffers a loss from a particular pre-defined catastrophe, then the issuer's obligation to pay interest and/or repay the principal is either deferred or completely forgiven.  For example, if a Portfolio holds a fixed-income security that covers an insurer's losses due to a hurricane with a "trigger" at $1 billion and a hurricane hits causing $1 billion or more in losses to such insurer, then the Portfolio will lose all or a portion of its principal invested in the security and forgo any future interest payments.  If the trigger event(s) does not occur, the Portfolio will recover its principal plus interest.  Interest typically accrues and is paid on a quarterly basis.  Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the securities.

Event-linked securities may be issued by government agencies, insurance companies, reinsurers, special purpose companies or other on-shore or off-shore entities. Event-linked securities are a relatively new type of financial instrument.  As a result, there is no significant trading history of these securities and these securities may be illiquid or the markets for these instruments may not be liquid at all times.  These securities may be rated, generally below investment grade or the unrated equivalent, and have the same or equivalent risks as higher yield debt securities ("junk bonds").  The rating primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur as well as the overall expected loss to the principal of the security.
Forward Commitments and When-Issued and Delayed Delivery Securities
Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis.  In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).  When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. A Portfolio assumes the rights and risks of ownership of the security, but does not pay for the securities until they are received.  If a Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage.  Leveraging the portfolio in this manner may increase the Portfolio's volatility of returns.
The use of forward commitments enables a Portfolio to protect against anticipated changes in exchange rates, interest rates and/or prices.  For instance, a Portfolio may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge").  In addition, when a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Portfolio's securities denominated in such foreign currency, or when a Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge").  If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Portfolio might be required to complete such when-issued or forward transactions at prices inferior to the then current market values.  When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio generally enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be.  If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.  Any significant commitment of a Portfolio's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's NAV.

At the time a Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV.  Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.
Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases.  For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities.  Also, a Portfolio may have to sell assets which have been set aside in order to meet redemptions.  In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made.  Any such gain or loss would be treated as a capital gain or loss for tax purposes.  When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation).  No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment.  In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Portfolio may be adversely affected.
Illiquid Securities
A Portfolio will not invest in illiquid securities if immediately after such investment, more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Portfolio's net assets would be invested in such securities.  For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by a Portfolio OTC and the cover for options written by the Portfolio OTC, and (c) repurchase agreements not terminable within seven days.  Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.  A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.
Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.  Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.  To the extent permitted by applicable law, Rule 144A Securities will not be treated as illiquid for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Board. Pursuant to these guidelines, the Adviser will monitor the liquidity of a Portfolio's investment in Rule 144A Securities.  An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.
The Adviser, acting under the oversight of the Board, will monitor the liquidity of restricted securities in the Portfolio that are eligible for resale pursuant to Rule 144A.  In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable interpretation or position of the SEC with respect to such type of securities.
Investment in Exchange-Traded Funds and Other Investment Companies
The Portfolios may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance.  ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index.  ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the underlying indices for various reasons.  The Portfolios will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs.  In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV.  Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

The Portfolios may also invest in investment companies other than ETFs as permitted by the 1940 Act or the rules and regulations thereunder.  As with ETF investments, if the Portfolios acquire shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolios' expenses.  The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.
Loans of Portfolio Securities
A Portfolio may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.  Under the securities lending program, all securities loans will be secured continually by cash collateral.  A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and, that the collateral will not be sufficient to replace the loaned securities upon the borrower's default.
In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower.  The loans would be made only to firms deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk.  A Portfolio will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount – i.e., the borrower may pay a fee to the Portfolio in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.
A Portfolio will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities.  While securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distribution from the securities.
A Portfolio will invest any cash collateral in a money market fund that complies with Rule 2a-7 under the 1940 Act, has been approved by the Board and is expected to be advised by the Adviser.  Any such investment of cash collateral will be subject to the money market fund's investment risk.  The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.
A Portfolio will not have the right to vote any securities having voting rights during the existence of the loan.  The Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights.  When the Portfolio lends its securities, its investment performance will continue to reflect the value of securities on loan.

Mortgage-Related Securities, Other Asset-Backed Securities and Structured Securities
The mortgage-related securities in which a Portfolio may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as a Portfolio) by governmental, government-related or private organizations.  Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities.  Specifically, these securities may include pass-through mortgage-related securities, CMOs, CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, TBA mortgage-backed securities, mortgage dollar rolls, collateralized obligations, Canadian Government Guaranteed Mortgage Related Securities and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.
Pass-Through Mortgage-Related Securities.  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment consisting of both interest and principal payments.  In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred.  Some mortgage-related securities, such as securities issued by Government National Mortgage Association ("GNMA"), are described as "modified pass-through".  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.
The average life of pass-through pools varies with the maturities of the underlying mortgage instruments.  In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages.  The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.  As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.  For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life.  Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.  The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities.  Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool.  Historically, actual average life has been consistent with the 12-year assumption referred to above.  Actual prepayment experience may cause the yield to differ from the assumed average life yield.  Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Portfolio.  The compounding effect from reinvestment of monthly payments received by a Portfolio will increase the yield to shareholders compared with bonds that pay interest semi-annually.
The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA.  GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or U.S. Department of Veterans Affairs-guaranteed mortgages.
Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").  FNMA and FHLMC are a government-sponsored corporation or corporate instrumentality of the U.S. Government, respectively, (government-sponsored entities or "GSEs"), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government.  After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Department of the Treasury ("U.S. Treasury") in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements.  The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities.  The U.S. Treasury provided additional funding to the GSEs, but recently the GSEs have been paying dividends to the U.S. Treasury in a cumulative amount almost equal to the payments made to the GSEs by the U.S. Treasury since 2008.  The future of the GSEs is unclear as Congress is considering whether to adopt legislation that would severely restrict or even terminate their operations.  FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and are now, in effect, backed by the full faith and credit of the U.S. Government.  Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal and are now, in effect, backed by the full faith and credit of the U.S. Government.
Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans.  Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments.  However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments.  The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

The structuring of the pass-through pool may also provide credit enhancement.  Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees).  There can be no guarantee the credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.
In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guaranteed.  As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics.  Privately-issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans.  The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.  Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans.  For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
Collateralized Mortgage Obligations.  Another form of mortgage-related security is a "pay-through" security, which is a debt obligation.  A Portfolio may invest in other forms of mortgage-related securities including CMOs, which are debt obligations of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages.  CMOs are the predominant type of "pay-through" mortgage-related security.  In a CMO, a series of bonds or certificates is issued in multiple classes.  Each class of a CMO, often referred to as a "tranche", is issued at a specific coupon rate and has a stated maturity or final distribution date.  Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral.  Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Adjustable-Rate Mortgage Securities.  Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index.  ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages.  ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities.  To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value.  The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase.  These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan).  Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.
Stripped Mortgage-Related Securities.  Stripped mortgage-related securities (SMRS) are mortgage-related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets.  A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets.  IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped.  IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class.  POs generally increase in value as interest rates decrease.  If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets.  Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped.  Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.
A Portfolio will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States.  Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

Commercial Mortgage-Backed Securities.  Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers.  Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multiclass structures featuring senior and subordinated classes.  Commercial mortgage-backed securities may pay fixed or floating rates of interest.  The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics.  Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing.  Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties.  In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.
Certain Risks.  The value of mortgage-related securities is affected by a number of factors.  Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages.  Such prepayments generally occur during periods of falling mortgage interest rates.  If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities.  In that event, a Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities.  Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities.  The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments.  During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities.  Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates.  If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.
As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans.  Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.
Subordinated mortgage-related securities may have additional risks.  The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors.  In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities.  Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise.  Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities.  The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.
Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. There may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors.  In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.  Without an active trading market, mortgage-related securities held in the Portfolio's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages.  In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.
As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities.  Such an adverse effect is especially possible with fixed-rate mortgage securities.  If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.
Other Asset-Backed Securities.  A Portfolio may invest in other asset-backed securities.  The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets.  Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.  For example, a Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities.  CBOs and CLOs are types of asset-backed securities.  A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used.  For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  There have also been proposals to cap the interest rate that a credit card issuer may charge.  In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer.  Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.
Structured Securities.  A Portfolio may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities.  Types of structured financings include, for example, mortgage-related and other asset-backed securities.  A Portfolio's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations.  This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments.  The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments.  Because Structured Securities of the type in which a Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.
A Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class.  Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.
Under the terms of subordinated securities, payments that would be made to their holders may be required to be made to the holders of more senior securities and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to holders of more senior securities).  As a result, subordinated or junior securities will be disproportionately affected by a default or even a perceived decline in the creditworthiness of the issuer.

Preferred Stock
A Portfolio may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return.  Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock.  Accordingly, preferred stock dividends are not paid until all debt obligations are first met.  Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.
Real Estate Investment Trusts

Real Estate Investment Trusts ("REITs") are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest and payments. Similar to investment companies, such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the "Code"). A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.
Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small-capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.
REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Repurchase Agreements and Buy/Sell Back Transactions
A repurchase agreement is an agreement by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later.  The purchase and repurchase obligations are transacted under one document.  The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate.  During the term of a repurchase agreement, a Portfolio monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount.  Because a repurchase agreement permits a Portfolio to invest temporarily available cash on a fully collateralized basis, repurchase agreements permit the Portfolio to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.  Repurchase agreements may exhibit the characteristics of loans by a Portfolio.
The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise.  In such event, a Portfolio would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities.  A Portfolio may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Portfolio's rights.  The Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions.
A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements.  In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date.  Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates.  Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, is two separate legal agreements.  A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions.  A Portfolio has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements
Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, a Portfolio sells  portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price slightly higher than the sale price.  During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.  Generally, the effect of a reverse repurchase agreement is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities.  Such transactions are advantageous only if the "interest cost" to the Portfolio of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash invested in portfolio securities.
Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.  In addition, the use of these investments results in leveraging the Portfolio's common stocks because the Portfolio uses the proceeds to make investments in other securities.  See "Borrowing and Use of Leverage" below.
Rights and Warrants
A Portfolio may invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolio's portfolio.  Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company.  Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.
Securities Acquired in Restructurings and Workouts
A Portfolio's investments may include fixed-income securities (particularly lower-rated fixed-income securities) or loan participations that default or are in risk of default ("Distressed Securities").  A Portfolio's investments may also include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" or "DIP" financings).  Distressed Securities may be the subject of restructurings outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings.  In connection with these investments or an exchange or workout of such securities, a Portfolio may determine or be required to accept various instruments.  These instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations.  Depending upon, among other things, the Adviser's evaluation of the potential value of such securities in relation to the price that could be obtained at any given time if they were sold, a Portfolio may determine to hold the securities in its portfolio.

Securities Ratings
The ratings of fixed-income securities by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") Fitch Ratings ("Fitch"), Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk.  They are, however, subject to certain limitations from an investor's standpoint.  The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions.  There is frequently a lag between the time a rating is assigned and the time it is updated.  In addition, there may be varying degrees of difference in credit risk of securities within each rating category.
Securities rated Baa, BBB+, BBB, or BBB- by S&P or Baa1, Baa2 or Baa3 by Moody's are considered by Moody's to have speculative characteristics.  Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.
Non-rated securities will also be considered for investment by a Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a Portfolio to a degree comparable to that of rated securities which are consistent with a Portfolio's objectives and policies.
The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ.  In such an event and for purposes of determining compliance with restrictions on investments for the Portfolios, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating.  For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P).  Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).
The Adviser will try to reduce the risk inherent in a Portfolio's investment in fixed-income securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions.  However, there can be no assurance that losses will not occur.  In considering high-yielding investments for a Portfolio, the Adviser will attempt to identify those fixed-income securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future.  The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects and the experience and managerial strength of the issuer.
Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Short Sales
A Portfolio may make short sales of securities or maintain a short position.  A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of sale.  A short sale is against the box to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold.  A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise.  If the price of the securities sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain.  The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield.  Unlike short sales of equities or other instruments, potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity.  However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.
Special Situations
A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole.  Developments creating special situations might include, among others, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies.  Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.
Standby Commitment Agreements
A Portfolio may, from time to time, enter into standby commitment agreements.  Such agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer.  The price and coupon of the security are fixed at the time of the commitment.  At the time of entering into the agreement a Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Portfolio has committed to purchase.  The fee is payable whether or not the security is ultimately issued.  A Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Portfolio and which are unavailable on a firm commitment basis.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price.  Since the issuance of the security underlying the commitment is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.
The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Portfolio's NAV.  The cost basis of the security will be adjusted by the amount of the commitment fee.  In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.
Structured Products
A Portfolio may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices.  The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.
Structured products may take a variety of forms.  Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.
Investing in structured products may be more efficient and less expensive for a Portfolio than investing in the underlying assets or benchmarks and the related derivative.  These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return.  In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

Structured products, however, have more risk than traditional types of debt or other securities.  These products may not bear interest or pay dividends.  The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  Under certain conditions, the redemption value of a structured product could be zero.  Structured products are potentially more volatile and carry greater market risks than traditional debt instruments.  The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time.  Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk.  The purchase of structured products also exposes a Portfolio to the credit risk of the issuer of the structured product.
Structured Notes and Indexed Securities: A Portfolio may invest in a particular type of structured instrument sometimes referred to as a "structured note". The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof).  Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator.  The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital.  Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator.  Therefore, the value of such notes and securities may be very volatile.  Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator.  Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.
Commodity Index-Linked Notes and Commodity-Linked Notes:  Structured products may provide exposure to the commodities markets.  These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose a Portfolio economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, a Portfolio might receive interest or principal payments on the note that are determined based upon a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

Credit-Linked Securities:  Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets.  For example, a Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available.  Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests.  For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based.  If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation.  This, in turn, would reduce the amount of income and principal that a Portfolio would receive as an investor in the trust.  A Portfolio's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, and leverage risk and management risk.  These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers.  However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.
Trust Preferred Securities
Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary's parent corporation.  Unlike typical asset-backed securities, which have many underlying payors and usually are overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized.  Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date.  Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt.  Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment.  If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, resulting in a loss to a Portfolio.  Trust preferred securities are subject to special risks.  Dividend payments only will be paid if interest payments on the underlying obligations are made.  These interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters.  There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

U.S. Government Securities
U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself.  These securities include:  (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; and (iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC (which are, as described above, now in effect, backed by the full faith and credit of the U.S. Government due to the conservatorship of the agencies), and governmental collateralized mortgage obligations ("CMOs").  The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years.  Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.
U.S. Government securities also include zero-coupon securities and principal-only securities and certain stripped mortgage-related securities.  Zero-coupon securities are described in more detail in "Zero-Coupon Treasury Securities" below, and stripped mortgage-related securities and principal-only securities are described in more detail in "Mortgage-Related Securities and Other Asset-Backed Securities-Stripped Mortgage-Related Securities" above.  In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.
Inflation-indexed securities such as Treasury Inflation-Protected Securities, or TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation.  If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected securities.  For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Inflation-indexed securities tend to react to changes in real interest rates.  In general, the price of these securities can fall when real interest rates rise, and can rise when real interest rates fall.  In addition, the value of these securities may be vulnerable to changes in expectations of inflation.  Interest payments on these securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure.  The principal of TIPS increases with inflation and decreases with deflation, as measured by the CPI.  When TIPS mature, the holder is paid the adjusted principal or original principal, whichever is greater.  TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued.  The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation.  TIPS are issued in terms of 5, 10, and 30 years.

Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Portfolio that holds the securities.
U.S. Government securities are considered among the safest of fixed-income investments.  As a result, however, their yields are generally lower than the yields available from other fixed-income securities.
Zero-Coupon Treasury Securities.  Zero-coupon Treasury securities are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons.  A zero-coupon security is a debt obligation that does not entitle the holder to any periodic payments prior to maturity but, instead, is issued and traded at a discount from its face amount.  The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  The market prices of zero-coupon securities are generally more volatile than those of interest-bearing securities, and are likely to respond to changes in interest rates to a greater degree than otherwise comparable securities that do pay periodic interest.  Current federal tax law requires that a holder (such as a Portfolio) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.  As a result, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year.  The Adviser believes, however, that it is highly unlikely that it would be necessary to liquidate any portfolio securities for this purpose.
Currently the only U.S. Treasury security issued without coupons is the Treasury bill.  Although the U.S. Treasury does not itself issue treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned.  However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).
Variable, Floating and Inverse Floating-Rate Securities
These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Variable Notes
Variable amount master demand notes and variable amount floating-rate notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower.  Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuate on a weekly basis.  These notes permit daily changes in the amounts borrowed.  A Portfolio has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the notes without penalty.  Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes.  Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value plus accrued interest at any time.  Variable amount floating-rate notes are subject to next-day redemption for 14 days after the initial investment therein.  With both types of notes, therefore, a Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand.  In connection with both types of note arrangements, the Portfolio considers earning power, cash flow and other liquidity ratios of the issuer.  These notes, as such, are not typically rated by credit rating agencies.  Unless they are so rated, a Portfolio may invest in them only if, at the time of an investment, the issuer has an outstanding issue of unsecured debt rated Aa3 or better by Moody's or AA- or better by S&P or Fitch.
General
The Fund has voluntarily agreed that each Portfolio with the ability to invest in foreign issuers will adhere to the foreign security diversification guidelines promulgated by certain State Insurance Departments.  Pursuant to these guidelines, each such Portfolio will invest in issuers from a minimum of five different foreign countries.  This minimum will be reduced to four different foreign countries when securities of foreign issuers comprise less than 80% of the Portfolio's NAV, three different foreign countries when securities of foreign issuers comprise less than 60% of the Portfolio's NAV, two different foreign countries when securities of foreign issuers comprise less than 40% of the Portfolio's NAV and one foreign country when securities of foreign issuers comprise less than 20% of the Portfolio's NAV.  The Fund has also voluntarily agreed that each Portfolio that may invest in securities of foreign issuers will limit its investment in the securities of issuers located in any one country to 20% of the Portfolio's NAV, except that the Portfolio may have an additional 15% of its NAV invested in securities of issuers located in Australia, Canada, France, Japan, the United Kingdom or Germany.
In addition, the Fund has adopted an investment policy, which is not designated a "fundamental policy" within the meaning of the 1940 Act, of intending to have each Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Code or any successor thereto and the applicable Treasury Regulations thereunder.  This policy may be changed upon notice to shareholders of the Fund, but without their approval. For more information, see "Dividends, Distributions and Taxes" below.

Certain Risk and Other Considerations
Borrowing and Use of Leverage.  A Portfolio may use borrowings for investment purposes, subject to the restrictions of the 1940 Act.  Borrowings by a Portfolio result in leveraging of the Portfolio's shares of common stock.  The proceeds of such borrowings will be invested in accordance with the Portfolio's investment objective and policies.  A Portfolio may also create leverage through the use of derivatives or use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and forward contracts.  This means that the Portfolio uses the cash proceeds made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, however, involves certain risks to a Portfolio's shareholders.  These include a higher volatility of the NAV of a Portfolio's shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates.  So long as a Portfolio is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause a Portfolio's shareholders to realize a higher net return than if the Portfolio were not leveraged.  However, to the extent that the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the leveraged portion of a Portfolio's investment portfolio, the benefit of leverage to a Portfolio's shareholders will be reduced, and if the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return than if the Portfolio were not leveraged.  Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV per share than if a Portfolio were not leveraged.  In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV.

Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales involve leverage and may expose a Portfolio to potential losses that, in some cases, may exceed the amount originally invested by the Portfolio.  When a Portfolio engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Portfolio's exposure, on a marked-to-market or on another relevant basis, to the transaction.  Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Portfolio's investment restriction concerning senior securities.  The segregation of assets is intended to enable the Portfolio to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Portfolio's exposure to loss.

Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Portfolios and their service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and affect business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs.  While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.
Real Estate Investments
If a Portfolio, including, in particular, the Real Estate Investment Portfolio, receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company. Investments by the Real Estate Investment Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.
Risks of Investments in Securities of Foreign Issuers

Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments.  Investing in securities of non-U.S. companies, which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies.  These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States.  Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers.  In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles.  In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which a Portfolio may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power.  Inflation accounting may indirectly generate losses or profits.  Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.  Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

It is contemplated that securities of foreign issuers will be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market.  Foreign securities markets are generally not as developed or efficient as those in the United States.  While growing in volume, they usually have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.  Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States.  Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions.  There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Portfolio may invest and could adversely affect a Portfolio's assets should these conditions or events recur.

Foreign investment in the securities of companies in certain countries is restricted or controlled to varying degrees.  These restrictions or controls may at times limit or preclude Portfolio investment in certain securities of foreign issuers and increase the costs and expenses of a Portfolio.  Certain countries in which a Portfolio may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.  In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

Income from certain investments held by a Portfolio could be reduced by foreign income taxes, including withholding taxes.  It is impossible to determine the effective rate of foreign tax in advance.  A Portfolio's NAV may also be affected by changes in the rates or methods of taxation applicable to that Portfolio or to entities in which that Portfolio has invested.  The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Portfolio will not be subject to change.  A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio. See "Dividends, Distributions and Taxes".

Investors should understand that the expense ratio of a fund investing in securities of foreign issuers may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of securities of foreign issuers is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.
For many securities of foreign issuers, there are U.S. Dollar-denominated ADRs that are traded in the United States on exchanges or over-the-counter.  ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers.  However, by investing in ADRs rather than directly in stock of foreign issuers, a Portfolio can avoid currency risks which might occur during the settlement period for either purchases or sales.
Foreign Currency Transactions.  A Portfolio may invest in securities denominated in foreign currencies and a corresponding portion of the Portfolio's revenues will be received in such currencies.  In addition, a Portfolio may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above.  The dollar equivalent of a Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar.  Such changes will also affect a Portfolio's income.  A Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above.  While a Portfolio has this ability, there is no certainty as to whether and to what extent the Portfolio will engage in these practices.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Portfolio's NAV to fluctuate.  Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.  To the extent a Portfolio's total assets adjusted to reflect the Portfolio's net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

A Portfolio will incur costs in connection with conversions between various currencies.  A Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate.  If the value of the foreign currencies in which a Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet distribution requirements.

If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if a Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes.  Similarly, if the value of a particular foreign currency declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.  In light of these risks, a Portfolio may engage in certain currency hedging transactions, which themselves, involve certain special risks.
Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options thereon, Options on Foreign Currencies and Over-the-Counter Options on Securities. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Portfolio from responding to such events in a timely manner.

Settlements of exercises of OTC forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

Unlike transactions entered into by a Portfolio in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts and OTC options on securities and securities indices may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to SEC regulation. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

In addition, OTC transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of OTC contracts, and the Portfolio could be required to retain options purchased or written, or forward currency exchange contracts entered into, until exercise, expiration or maturity. This in turn could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, OTC transactions are not subject to the guarantee of an exchange clearinghouse, and a Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. The Portfolio will enter into an OTC transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

Transactions in OTC options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. A Portfolio is not able to determine at this time whether or to what extent additional restrictions on the trading of OTC options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies.  The following investment restrictions may not be changed without approval by the vote of (1) 67% or more of the shares of that Portfolio represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares of that Portfolio, whichever is less.
As a fundamental policy, a Portfolio:
(a)  may not concentrate investments in an industry as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;
(b)  may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.  For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;
(c)  may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;
(d)  may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments.  This restriction does not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;
(e)  may purchase or sell commodities or options thereon to the extent permitted by applicable law; and
(f)  may not act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.
As a fundamental policy, each Portfolio is diversified (as that term is defined in the 1940 Act).  This means that at least 75% of the Portfolio's assets consist of:

•	Cash or cash items;
•	Government securities;
•	Securities of other investment companies; and
•	Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Portfolio.
Non-Fundamental Investment Policies
As a matter of non-fundamental policy, each Portfolio has adopted a policy that provides that the Portfolio may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Portfolio may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

MANAGEMENT OF THE FUND

The Adviser
The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreements (the "Advisory Agreements") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Board, and to serve as the "manager of managers" of for the Multi-Manager Alternative Strategies Portfolio. As manager of managers, the Adviser determines the allocations to the Multi-Manager Alternative Strategies's sub-advisers, if any, and may also manage a portion of the Fund's assets directly. Subject to oversight by the Board, the Adviser has ultimate responsibility for monitoring and coordinating the management of the Multi-Manager Alternative Strategies Portfolio, including monitoring sub-advisers for the Portfolio and ensuring that asset allocations are consistent with the guidelines that have been approved by the Board. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.
The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2014, totaling approximately $473 billion.  The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

As of September 30, 2014, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

AXA and its subsidiaries	62.9%
AllianceBernstein Holding L.P.	35.7
Unaffiliated holders	1.4
100.0%

AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"). AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership the units of which ("Holding Units"), are traded publicly on the Exchange under the ticker symbol "AB". As of September 30, 2014, AXA owned approximately 1.5% of the issued and outstanding assignments of beneficial ownership of Holding Units.

AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 63.5% economic interest in the Adviser as of September 30, 2014.

Advisory Agreement and Expenses
The Adviser serves as investment manager and adviser of each of the Portfolios, continuously furnishes an investment program for each Portfolio, and manages, supervises and conducts the affairs of each Portfolio, subject to the oversight of the Board.
Under the Advisory Agreements, the Adviser furnishes advice and recommendations with respect to the Portfolios' portfolios of securities and investments, and provides persons satisfactory to the Board to act as officers of the Fund.  Such officers or employees may be employees of the Adviser or of its affiliates.
The Adviser is, under each Portfolio's Advisory Agreement, responsible for certain expenses incurred by the Portfolios, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of shares of the Portfolios (other than the portion of the promotional expenses borne by the Portfolios in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing prospectus of the Fund and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities). With respect to Multi-Manager Alternative Strategies Portfolio, the Adviser is also responsible, under that Portfolio's Advisory Agreement, for providing administrative and accounting services for the Portfolio.

The Fund has, under the Advisory Agreements, assumed obligation to payment of all other expenses.  As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel.  For such services, the Fund may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Board.

The Advisory Agreements provide that they will continue in effect for two years from their effective dates and thereafter from year to year provided that their continuance is specifically approved at least annually by majority vote of the holders of the outstanding voting securities of the Portfolios or by the Directors, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreements or "interested persons" of any such party at a meeting in person called for the purpose of voting on such matter.
Any material amendment to the Advisory Agreements must be approved by the vote of a majority of the outstanding securities of the relevant Portfolio and by the vote of a majority of the Directors who are not interested persons of the Fund or the Adviser.  The Advisory Agreements are terminable without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of each Portfolio, by a vote of a majority of the Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of their assignment. The Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.
Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund.  The Adviser may, from time to time, make recommendations that result in the purchase or sale of the particular security by its other clients simultaneously with the Fund.  If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.  It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund.  When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.
GLOBAL BOND PORTFOLIO
Effective as of April [   ], 2015, the Portfolio has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of .50 of 1% of the first $2.5 billion, .45 of 1% of the excess over $2.5 billion up to $5 billion and .40 of 1% of the excess over $5 billion of the Portfolio's average daily net assets.  The Adviser has not received advisory fees from the Portfolio because the Portfolio has not yet commenced operations.  The Adviser has contractually agreed to waive its fee and bear certain expenses so that total expenses (excluding Acquired Fund Fees and Expenses other than the fees and expenses of any AB Mutual Funds in which the Portfolio may invest, interest expense, expenses associated with securities sold short, brokerage commissions and other transaction costs, taxes and extraordinary expenses) do not exceed on an annual basis .64% and .89% of average daily net assets, respectively, for Class A and Class B shares. This fee waiver and/or expense reimbursement agreement may not be terminated before April [  ], 2017.  Fees waived and expenses borne by the Adviser are subject to reimbursement until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne. No reimbursement payment will be made that would cause the Portfolio's total annualized operating expenses to exceed the amounts listed above. In addition, to the extent not effectively implemented as a result of the expense limitations, the Adviser has contractually agreed to waive its management fees and/or bear Portfolio expenses through April [  ], 2016 in an amount equal to the Portfolio's share of all fees and expenses of any AB Mutual Funds in which the Portfolio invests.

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
Effective as of April [   ], 2015, the Portfolio has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of .60% of the Portfolio's average daily net assets.  The Adviser has not received advisory fees from the Portfolio because the Portfolio has not yet commenced operations.  The Adviser has contractually agreed to waive its fee and bear certain expenses so that total expenses (excluding interest expense, expenses associated with securities sold short, brokerage commissions and other transaction costs, taxes and extraordinary expenses) do not exceed on an annual basis .69% and .94% of average daily net assets, respectively, for Class A and Class B shares. This fee waiver and/or expense reimbursement agreement may not be terminated before April [  ], 2016.  Fees waived and expenses borne by the Adviser are subject to reimbursement until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne. No reimbursement payment will be made that would cause the Portfolio's total annualized operating expenses to exceed the amounts listed above.
MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
Effective as of April [   ], 2015, the Portfolio has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of 1.90% of the Portfolio's average daily net assets.  The Adviser has not received advisory fees from the Portfolio because the Portfolio has not yet commenced operations.  The Adviser has contractually agreed to waive its fee and bear certain expenses so that total expenses (excluding Acquired Fund Fees and Expenses, interest expense, expenses associated with securities sold short, brokerage commissions and other transaction costs, taxes and extraordinary expenses) do not exceed on an annual basis 2.15% and 2.40% of average daily net assets, respectively, for Class A and Class B shares. This fee waiver and/or expense reimbursement agreement may not be terminated before April [  ], 2017.  Fees waived and expenses borne by the Adviser are subject to reimbursement until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne. No reimbursement payment will be made that would cause the Portfolio's total annualized operating expenses to exceed the amounts listed above. In addition, to the extent not effectively implemented as a result of the expense limitations, the Adviser has contractually agreed through April [  ], 2016  to waive its management fee and/or bear Portfolio expenses in an amount equal to the Portfolio's share of all fees and expenses of any AB Mutual Funds in which the Portfolio invests, and to waive its management fee so that the effective management fee payable with respect to Portfolio assets invested in Acquired Funds that are not AB Mutual Funds is 0.20%.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AB Blended Style Series, Inc., AB Bond Fund, Inc., AB Cap Fund, Inc., AB Core Opportunities Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Exchange Reserves, AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB Global Thematic Growth Fund, Inc., AB Growth and Income Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB International Growth Fund, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II,  AB Trust, AB Unconstrained Bond Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AB Pooling Portfolios and The AB Portfolios, all open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein Multi-Manager Alternative Fund, AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., and Alliance New York Municipal Income Fund, Inc., all registered closed-end investment companies.  The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AB Fund Complex", while all of these investment companies, except the Sanford C. Bernstein Fund, Inc. and the AllianceBernstein Multi-Manager Alternative Fund, are referred to collectively below as the "AB Funds".
MANAGER OF MANAGERS STRUCTURE
Subject to the ultimate responsibility of the Board, the Adviser has the responsibility to oversee the Multi-Manager Alternative Strategies Portfolio's  sub-advisers (when and if retained) and to recommend their hiring, termination and replacement. The Adviser has applied to the SEC for an exemptive order from the SEC that, if granted, would permit the Adviser, with respect to the Portfolio, to appoint and replace sub-advisers, and enter into, amend and terminate sub-advisory agreements with sub-advisers, subject to Board approval but without shareholder approval (the "Manager of Managers Structure"). The use of the Manager of Managers Structure with respect to the Portfolio may be subject to certain conditions set forth in the SEC exemptive order.
The Manager of Managers Structure would enable the Portfolio to operate with greater efficiency and without incurring the expense and delays associated with obtaining approvals of a new subadvisory (or trading) agreement. The Manager of Managers Structure would not permit the Adviser's investment management fees to increase without shareholder approval.

Board of Directors Information
Certain information concerning the Directors is set forth below.
NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS OR LONGER_____________	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INDEPENDENT DIRECTORS
Chairman of the Board
Marshall C. Turner, Jr., # 73 (2014)
Private Investor since prior to 2010.  Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000.  He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations.  He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005.  He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.

		116	Xilinx, Inc. (programmable logic semi-conductors) since 2007 and SunEdison, Inc. (solar materials and power plants) from 2007 until July 2014

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS OR LONGER_____________	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS

John H. Dobkin, # 72 (2014)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001 - 2002; Senior Advisor from June 1999 - June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 - May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	116	None

Michael J. Downey, # 71 (2014)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He also served as a director of Project Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and chairman of one other registered investment company.	116	Asia Pacific Fund, Inc.(registered investment company) since prior to 2010 and The Merger Fund (registered investment company) since prior to 2010 until 2013

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS OR LONGER_____________	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS

William H. Foulk, Jr., # 82 (2014)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until February 2014. He served as chairman of such Funds from 2003 through December 2013.	116	None

D. James Guzy, # 78 (2014)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	116	PLX Technology (semi-conductors) since prior to 2010 until November 2013, and Cirrus Logic Corporation (semi-conductors) since prior to 2010 until July 2011

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS OR LONGER_____________	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS

Nancy P. Jacklin, # 66 (2014)
Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982).  Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.  She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.

	116	None

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS OR LONGER_____________	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS

Garry L. Moody, # 62 (2014)
Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds.  He has served as a director or trustee, and as Chairman of the Audit Committee, of the AB Funds since 2008.

	116	None

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS OR LONGER_____________	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS

Earl D. Weiner, # 75 (2014)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director's Guidebook. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	116	None
INTERESTED DIRECTOR

Robert M. Keith, + 54 (2014)
Senior Vice President of the Adviser++ and the head of AllianceBernstein Investments, Inc. ("ABI") ++ since July 2008;  Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser's institutional investment management business since 2004.  Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser's institutional investment management business, with which he had been associated since prior to 2004.
		116	None

_______
*	The address for each of the Fund's Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for the Fund's Directors.
#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
+	Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.
++	The Adviser and ABI are affiliates of the Fund.
The business and affairs of the Fund are overseen by the direction of the Board.  Directors who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors".  Certain information concerning the Fund's governance structure and each Director is set forth below.
Experience, Skills, Attributes, and Qualifications of the Fund's Directors.  The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at any annual or special meeting of shareholders.  In evaluating a candidate for nomination or election as a Director the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund.  Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.
The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders.  The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.
In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling.  In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve.  Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as a trustee or director of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors.  In addition to his or her service as a Director of the Fund and other AB Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committees of many of the AB Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement Fund), served as Chairman of the Independent Directors Committees from 2003 until early February 2014, served as Chairman of the AB Funds from 2003 through December 2013, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), as a financial services lawyer in private practice, and as Chairman of the Governance and Nominating Committees of the AB Funds since August 2014; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, has served as a director of Greenbacker Renewable Energy Company LLC and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008; Mr. Turner has experience as a director (including as Chairman and Chief Executive officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and the Chairman of the Independent Directors Committees of such Funds since February; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as director or trustee of various non-profit organizations and Chairman of a number of them, and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.  The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function.  The Board is responsible for oversight of the Fund.  The Fund has engaged the Adviser to manage the Fund's Portfolios on a day-to-day basis.  The Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of the Fund in accordance with each Portfolio's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws.  The Board typically meets in-person at regularly scheduled meetings eight times throughout the year.  In addition, the Directors may meet in‑person or by telephone at special meetings or on an informal basis at other times.  The Independent Directors also regularly meet without the presence of any representatives of management.  As described below, the Board has established three standing committees – the Audit, Governance and Nominating and Independent Directors Committees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  Each committee is composed exclusively of Independent Directors.  The responsibilities of each committee, including its oversight responsibilities, are described further below.  The Independent Directors have also engaged independent legal counsel, and may, from time to time, engage consultants and other advisors, to assist them in performing their oversight responsibilities.
An Independent Director serves as Chairman of the Board.  The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management.  The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships.  In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight.  The Fund and its Portfolios are subject to a number of risks, including investment, compliance and operational risks.  Day-to-day risk management with respect to the Fund and its Portfolios resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser.  The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Fund or its Portfolios; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.
Risk oversight forms part of the Board's general oversight of the Portfolios' investment programs and operations and is addressed as part of various regular Board and committee activities.  The Fund's investment management and business affairs are carried out by or through the Adviser and other service providers.  Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls.  Oversight of risk management is provided by the Board and the Audit Committee.  The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer), the Fund's Chief Compliance Officer, its independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and its Portfolios and the Adviser's risk management programs.  In addition, the Directors receive regular updates on cyber security matters.
Not all risks that may affect the Fund and its Portfolios can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Portfolios' goals.  As a result of the foregoing and other factors the Fund's and its Portfolios' ability to manage risk is subject to substantial limitations.
Board Committees. The Board has three standing committees - an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee.  The members of the Audit, Governance and Nominating, and Independent Directors Committees are identified above.
The function of the Audit Committee is to assist the Board in its oversight of the Portfolios' financial reporting process.  The Audit Committee of the Portfolios has not yet met.
The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee of the Funds has not yet met.
The Board has adopted a charter for its Governance and Nominating Committee.  Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board.  The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties.  The Committee may consider candidates as Directors submitted by the Fund's current Board members, officers, the Adviser, stockholders and other appropriate sources.

Pursuant to the Charter, the Governance and Nominating Committee will consider candidates for nomination as a Director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Portfolio's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group.  To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund no less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders.  If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials.  Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.
Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder;  (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person", information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of each Portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder.  "Associated person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.
The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board.  If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders.  The Governance and Nominating Committee will not consider self-nominated candidates.  The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources.  These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, and the candidate's ability to qualify as an Independent Director or Director.  When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.
The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements.  The Independent Directors Committee met on February 3-4, 2015 to approve the Advisory and Distribution Services Agreements for the Portfolios.
The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities of funds in the AB Fund Complex owned by each Director are set forth below.
	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIOS AS OF DECEMBER 31, 2014*	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN THE AB FUND COMPLEX AS OF DECEMBER 31, 2014

John H. Dobkin	None	Over $100,000
Michael J. Downey	None	Over $100,000
William H. Foulk, Jr.	None	Over $100,000
D. James Guzy	None	Over $100,000
Nancy P. Jacklin	None	Over $100,000
Robert M. Keith	None	$0
Garry L. Moody	None	Over $100,000
Marshall C. Turner, Jr.	None	Over $100,000
Earl D. Weiner	None	Over $100,000
_______
*	The Directors cannot directly invest in the Fund's Portfolios, because direct investments in the Portfolios may be made only by variable annuity and variable life insurance separate accounts.

Officer Information
Certain information concerning the Fund's officers is set forth below.
NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

Robert M. Keith, 55	President and Chief Executive Officer	See biography above.
Philip L. Kirstein, 69	Senior Vice President and Independent Compliance Officer
Senior Vice President and Independent Compliance Officer of the Funds in the AB Fund Complex and Chief Compliance Officer until December 31, 2013 of the AB Funds, with which he has been associated since 2004.  Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers L.P. since prior to March 2003.

Paul J. DeNoon, 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.
Michael DePalma, 47	Vice President
Senior Vice President of the Adviser,** with which he has been associated since prior to 2010. He has been Chief Investment Officer of Quantitative Investment Strategies since 2011. Prior thereto, he headed the quantitative research effort of the Adviser's fixed income division since prior to 2010.

Scott A. DiMaggio, 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.
Marc H. Gamsin, 59	Vice President
Senior Vice President of the Adviser** and Head and co-Chief Investment Officer of its Alternative Investment Management Group ("AIMG") since October 2010. Prior thereto, President of SunAmerica Alternative Investments since prior to 2010.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

Michael L. Mon, 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.
Greg Outcalt, 53	Vice President
Senior Vice President of the Adviser** and co-Chief Investment Officer of its AIMG, with which he has been associated since October 2010. Prior thereto, Executive Vice President of SunAmerica Alternative Investments since prior to 2010.

Douglas J. Peebles, 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.
Matthew S. Sheridan, 39	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.
Leon Zhu, 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.
Joseph J. Mantineo, 56	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2010.
Vincent S. Noto, 49	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.
Emilie D. Wrapp, 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.
Phyllis J. Clarke, 54	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2010.
________
*	The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.
**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund's Portfolios do not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund.  The estimated aggregate compensation to be paid by the Portfolios to each of the Directors during each Portfolios' fiscal period ending [              ], 2015, the aggregate compensation paid to each of the Directors during calendar year 2014 by the AB Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AB Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below.  Neither the Fund or its Portfolios nor any other registered investment company in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.  Each of the Directors is a director or trustee of one or more registered investment companies in the AB Fund Complex.

Name of Director	Aggregate Compensation From Global Bond Portfolio	Aggregate Compensation From Global Risk Allocation— Moderate Portfolio	Aggregate Compensation From Multi-Manager Alternative Strategies Portfolio

John H. Dobkin	$[ ]	$[ ]	$[ ]
Michael J. Downey	$[ ]	$[ ]	$[ ]
William H. Foulk, Jr.	$[ ]	$[ ]	$[ ]
D. James Guzy	$[ ]	$[ ]	$[ ]
Nancy P. Jacklin	$[ ]	$[ ]	$[ ]
Robert M. Keith	$[ ]	$[ ]	$[ ]
Garry L. Moody	$[ ]	$[ ]	$[ ]
Marshall C. Turner, Jr.	$[ ]	$[ ]	$[ ]
Earl D. Weiner	$[ ]	$[ ]	$[ ]
*     Estimated compensation that will be paid by the Portfolios during the fiscal period ending [           ], 2015.

Name of Director	Total Compensation From the AB Fund Complex, Including the Fund	Total Number of Registered Investment Companies in the AB Fund Complex, Including the Fund, as to which the Director is a Director or Trustee	Total Number of Investment Portfolios in the AB Fund Complex, Including the Fund, as to which the Director is a Director or Trustee

John H. Dobkin	$262,000	31	116
Michael J. Downey	$262,000	31	116
William H. Foulk, Jr.	$262,000	31	116
D. James Guzy	$262,000	31	116
Nancy P. Jacklin	$269,500	31	116
Robert M. Keith	$ 0	31	116
Garry L. Moody	$297,000	31	116
Marshall C. Turner, Jr.	$457,000	31	116
Earl D. Weiner	$272,500	31	116

As of  February 10, 2015, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

Additional Information About The Portfolios' Portfolio Managers
Additional information regarding the investment professional(s)1 primarily responsible for the day-to-day management of each Portfolio's portfolio may be found below. For additional information about the portfolio management of each Portfolio, see "Management of the Portfolios – Portfolio Managers" in the Portfolio's Prospectus.
None of the investment professionals identified below owned any equity securities of the Portfolio directly or indirectly because shares of the Portfolio are held through the separate accounts of certain life insurance companies (the "Insurers").
GLOBAL BOND PORTFOLIO
The day-to-day management of, and investment decisions for, the Portfolio are made by the Adviser's Global Fixed Income Investment Team.  Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. DeNoon, Mr. DiMaggio, Mr. Mon, Mr. Peebles and Mr. Sheridan also have day-to-day management responsibilities.  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance.  The information is provided as of December 31, 2014.

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Paul J. DeNoon	13	$10,137,000,000	None	None
Scott A. DiMaggio	35	$ 9,085,000,000	None	None
Michael L. Mon	17	$ 3,466,000,000	None	None
Douglas J. Peebles	37	$ 9,558,000,000	None	None
Matthew S. Sheridan	44	$15,985,000,000	None	None

[1]	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular Portfolio will vary from Portfolio to Portfolio.

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Paul J. DeNoon	32	$33,354,000,000	None	None
Scott A. DiMaggio	43	$ 3,845,000,000	None	None
Michael L. Mon	53	$ 9,182,000,000	1	$144,000,000
Douglas J. Peebles	50	$ 6,556,000,000	None	None
Matthew S. Sheridan	48	$31,746,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Paul J. DeNoon	26	$ 7,620,000,000	1	$1,089,000,000
Scott A. DiMaggio	68	$33,531,000,000	6	$2,714,000,000
Michael L. Mon	34	$10,337,000,000	1	$1,089,000,000
Douglas J. Peebles	94	$38,789,000,000	6	$2,714,000,000
Matthew S. Sheridan	59	$31,602,000,000	6	$2,714,000,000

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
The management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's Quantitative Investment Strategies Team.  Mr. Michael DePalma and Mr. Leon Zhu are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. DePalma and Mr. Zhu also have day-to-day management responsibilities.  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance.  The information is provided as of December 31, 2014.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Michael DePalma	4	$416,000,000	None	None
Leon Zhu	1	$406,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Michael DePalma	None	None	None	None
Leon Zhu	4	$64,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Michael DePalma	None	None	None	None
Leon Zhu	None	None	None	None

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
The management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's Multi-Manager Alternative Team.  Mr. Marc H. Gamsin and Mr. Greg Outcalt are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio.
The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. Gamsin and Outcalt also have day-to-day management responsibilities.  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance.  The information is provided as of December 31, 2014.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Marc H. Gamsin	7	$1,714,000,000	None	None
Greg Outcalt	7	$1,714,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
Marc H. Gamsin	14	$10,617,000,000	2	$8,000,000
Greg Outcalt	14	$10,617,000,000	2	$8,000,000

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
Marc H. Gamsin	None	None	None	None
Greg Outcalt	None	None	None	None

Investment Professional Conflict of Interest Disclosure
As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty.  The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities.  Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably.  The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading.  The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser.  The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser.  The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.
Managing Multiple Accounts for Multiple Clients.  The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients.  Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account.  The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations.  Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage.  In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably.  Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.
Allocating Investment Opportunities.  The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts.  The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities.  These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients.  The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.  Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities.  Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account.  An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.
Portfolio Manager Compensation
The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Portfolios.  The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.
Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan.  Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP).  The ICAP awards vest over a four-year period.  Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash.  The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser.  On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.
The incentive portion of total compensation is determined by quantitative and qualitative factors.  Quantitative factors, which are weighted more heavily, are driven by investment performance.  Qualitative factors are driven by contributions to the investment process and client success.
The quantitative component includes measures of absolute, relative and risk-adjusted investment performance.  Relative and risk-adjusted returns are determined based on the benchmark in the Portfolios' Prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods.  Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class.  Portfolio managers of the Portfolios do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen.  Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients.  Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

EXPENSES OF THE PORTFOLIOS

Distribution Services Agreement
The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Portfolios' shares and to permit each Portfolio of the Fund to pay distribution services fees to defray expenses associated with distribution of its Class B shares in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the "Plan").
In approving the Plan, the Directors determined that there was a reasonable likelihood that the Plan would benefit each Portfolio and its Class B shareholders. The Adviser may, from time to time, and from its own funds or such other resources as may be permitted by rules of the SEC, make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.
The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved at least annually by a majority of the Independent Directors of the Fund who have no direct or indirect financial interest in the operation of the Plan or in any agreement relating to the Plan ("Qualified Directors") and by a vote of a majority of the entire Board at a meeting called for that purpose.
All material amendments to the Plan will become effective only on approval as specified in the preceding paragraph and the Plan may not be amended in order to materially increase the costs that the Portfolios may bear pursuant to the Plan without the approval of a majority of the holders of the outstanding voting shares of the Class B shares of the Portfolios.
The Agreement may be terminated with respect to a Portfolio (i) by ABI or (ii) by a Portfolio without payment of any penalty upon the vote of a majority of the outstanding voting securities of the Portfolio, voting separately by class, or by vote of a majority of the Qualified Directors.  To terminate an Agreement, any party must give the other 60 days' written notice; to terminate a Plan only, a Portfolio is not required to give prior notice to ABI.  The Agreement will terminate automatically in the event of an assignment.  The Plan is of a type known as a "compensation plan", which means that it compensates the distributor for services rendered even if the amount paid exceeds the distributor's expenses.

In the event that the Agreement is terminated by either party or not continued with respect to the Class B shares of a Portfolio, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to Class B shares of such Portfolio and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class.

PURCHASE AND REDEMPTION OF SHARES

The following information supplements that set forth in the Portfolios' Prospectus under the heading "Investing in the Portfolios".
Shares of each Portfolio are offered at NAV on a continuous basis to the separate accounts of the Insurers without any sales or other charge.  The separate accounts of insurance companies place orders to purchase shares based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected pursuant to variable contracts funded by shares of the Portfolio.  The Fund reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons.  See the prospectus of the separate account of the participating insurance company for more information on the purchase of shares.
The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurers' customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract.  Omnibus account arrangements maintained by the Insurers are discussed below.
Frequent Purchase and Sales of Portfolio Shares
The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Contractholders.  These policies are described below.  There is no guarantee that a Portfolio will be able to detect excessive or short-term trading or to identify Contractholders engaged in such practices.  Contractholders engaged in such practices, particularly with respect to transactions in omnibus accounts.  Contractholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. Each Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.

Risks Associated with Excessive or Short-Term Trading Generally.  While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading attributable to particular Contractholders in all circumstances.  By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term Contractholders.  Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity.  In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity.  In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading and increased brokerage costs.
Investments in securities of foreign issuers may be particularly susceptible to short-term trading strategies.  This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio ordinarily calculates its NAV at 4:00 p.m., Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities.  The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of securities of foreign issuers established some time before a Portfolio calculates its own share price (referred to as "time zone arbitrage"). Each of the Portfolios has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, each of the Portfolios expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a Contractholder's ability to engage in time zone arbitrage to the detriment of other Contractholders.
Contractholders engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in securities of foreign issuers.  Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values.  Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").  All Portfolios may be adversely affected by price arbitrage.

Policy Regarding Short-term Trading.  Purchases and exchanges of shares of the Portfolios should be made for investment purposes only.  The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolios.  The Fund seeks to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity.  Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or ABIS Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.
Transaction Surveillance Procedures.  The Portfolios, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares.  This surveillance process involves several factors, which include scrutinizing individual Insurers' omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading.  Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders.  These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.
Account Blocking Procedures.  If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurers' omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below.  As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so.  However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus.  In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended.  As a result, unless the Contractholder redeems his or her shares, the Contractholder effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and should avoid frequent trading in Portfolio shares. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

Applications of Surveillance Procedures and Restrictions to Omnibus Accounts.  The Portfolios apply their surveillance procedures to Insurers.  As required by SEC rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions.  If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, Insurers will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares.
Redemption of Shares
An insurance company separate account may redeem all or any portion of the shares in its account at any time at the NAV next determined after a redemption request in the proper form is furnished to the Fund.  Any certificates representing shares being redeemed must be submitted with the redemption request.  Shares do not earn dividends on the day they are redeemed, regardless of whether the redemption request is received before or after the time of computation of NAV that day.  There is no redemption charge.  The redemption proceeds will normally be sent within 7 days.
The right of redemption may be suspended or the date of payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of a Portfolio's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Portfolios.  For information regarding how to redeem shares in the Portfolios, please see your insurance company's separate account prospectus.
The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase.  Payment either in cash or in portfolio securities received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or losses) depending upon the shareholder's holding period and basis in respect of the shares redeemed.
Payments to Financial Intermediaries
Financial intermediaries, such as the Insurers, market and sell shares of the Portfolios and typically receive compensation for selling shares of the Portfolios.  This compensation is paid from various sources, including any Rule 12b-1 fee that you or the Portfolios may pay.

In the case of Class B shares, up to 100% of the Rule 12b-1 fee applicable to Class B shares each year may be paid to the financial intermediary that sells Class B shares.
Insurers or your financial intermediary receive compensation from the Portfolios, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:
•	Rule 12b-1 fees;
•	defrayal of costs for educational seminars and training;
•	additional distribution support; and
•	payments related to providing Contractholder recordkeeping and/or administrative services.
Please read your Portfolio's Prospectus carefully for information on this compensation.
ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform recordkeeping and administrative services in connection with the Portfolios.  Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.
Other Payments for Educational Support and Distribution Assistance.  In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers.  These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the Insurers' employees and/or their clients and potential clients.  The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.
For 2015, ABI's additional payments to these firms for distribution services and educational support are expected to be approximately $600,000. In 2014, ABI paid additional payments of approximately $600,000 for the Portfolios.
If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.
Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Funds, the Adviser, ABI and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.
ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:

Great West Life & Annuity Company
ING
Lincoln Financial
MetLife Investors Group, Inc.
Nationwide
New York Life
Ohio National Financial Services
Principal Financial Group
Riversource Distributors
Sun America
Transamerica Life Insurance
UBS Financial Services

Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AB Mutual Fund Shares as a factor when selecting brokers or dealers to effect portfolio transactions.

NET ASSET VALUE

For all of the Portfolios the NAV of each Portfolio is computed each day the Exchange is open at the close of regular trading (ordinarily 4:00 p.m., Eastern Time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act.  Each Portfolio's per share NAV is calculated by dividing the value of a Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding.  A Portfolio business day is any weekday on which the Exchange is open for trading.
Portfolio securities are valued at current market value or at fair value as determined in accordance with applicable rules under the 1940 Act and the Portfolio's pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Board.  The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of the Board's duties with respect to the Pricing Policies. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Board, to value a Portfolio's assets on behalf of the Portfolio.

Whenever possible, securities are valued based on market information on the business day as of which the value is being determined, as follows:

(a)     an equity security listed on the Exchange, or on another national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange ("NASDAQ")), is valued at the last sale price reflected on the consolidated tape at the close of the exchange.  If there has been no sale on the relevant business day, the security is then valued at the last-traded price;

(b)     an equity security traded on NASDAQ is valued at the NASDAQ Official Closing Price;
(c)     an OTC equity security is valued at the mid level between the current bid and asked prices.  If the mid price is not available, the security will be valued at the bid price.  An equity security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Adviser) on which the security is traded;
(d)     a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)).  If neither a current bid nor a current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Valuation Committee the next day;
(e)     an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price.  If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;
(f)     a listed right is valued at the last-traded price provided by approved vendors.  If there has been no sale on the relevant business day, the right is valued at the last-traded price from the previous day.  On the following day, the security is valued in good faith at fair value.  For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right.  There may be some instances when the subscription price is greater than the referenced security right.  In such instances, the right would be valued as worthless;
(g)     a listed warrant is valued at the last-traded price provided by approved vendors.  If there is no sale on the relevant business day, the warrant is valued at the last-traded price from the previous day.  On the following day, the security is valued in good faith at fair value.  All unlisted warrants are valued in good faith at fair value.  Once a warrant has expired, it will no longer be valued;
(h)     preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;
(i)     U.S. Government securities and any other debt instrument having 60 days or less remaining until maturity generally are valued at market by an independent pricing service, if a market price is available.  If a market price is not available, the securities are valued at amortized cost.  This methodology pertains to short-term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days.  In instances in which amortized cost is utilized, the Valuation Committee must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. The factors the Valuation Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. The Adviser is responsible for monitoring any instances when a market price is not applied to a short term security and will report any instances to the Valuation Committee for review;

(j)     a fixed-income security is typically valued on the basis of bid prices provided by an approved pricing vendor when the Adviser reasonably believes that such prices reflect the fair market value of the security.  In certain markets, the market convention may be to use the mid price between bid and offer.  Fixed-income securities may be valued on the basis of mid prices when such prices reflect the conventions of the particular markets.  The prices provided by an approved pricing vendor may take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.  If the Adviser determines that an appropriate pricing vendor does not exist for a security in a market that typically values such security on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker/dealer in such security.  If the Adviser receives multiple broker quotes that are deemed to be reliable, then the Adviser will utilize the second highest broker quote.  If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security;
(k)     bank loans are valued on the basis of bid prices provided by a pricing vendor;
(l)     bridge loans are valued at fair value, which equates to the outstanding loan amount unless it is determined by the Adviser that any particular bridge loan should be valued at something other than outstanding loan amount. This may occur, due to, for example, a significant change in the high yield market and/or a significant change in the status of any particular issuer or issuers of bridge loans;
(m)     whole loans:  residential and commercial mortgage whose loans and whole loan pools are market priced by an approved vendor;
(n)     forward and spot currency pricing is provided by an independent pricing vendor. The rate provide by the approved vendor is a mid price for forward and spot rates.  In most instances whenever both an "onshore" rate and an "offshore" (i.e., NDF) rate is available, the Adviser will use the offshore (NDF) rate.  NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;
(o)     OTC derivatives pricing:  various independent pricing vendors are used to obtain derivatives values or obtain information used to derive a price for each investment.  This information is placed into various pricing models that can be sourced by the Adviser or from approved vendors (depending on the type of derivative) to derive a price for each investment.  These pricing models are monitored/reviewed on an ongoing basis by the Adviser;
(p)     mutual funds and other pooled vehicles:  the Adviser receives pricing information for mutual funds and other pooled vehicles from various sources (including AB Global Fund Administrator and the external custodian banks).  Open-end mutual funds are valued at the closing NAV per share and closed-end funds and ETFs are valued at the closing market price per share;

(q)     repurchase agreements and reverse repurchase agreements: repurchase agreements and reverse repurchase agreements will be valued based on their original cost plus accrued interest;
(r)     hedge funds: hedge funds will be priced at the most recent available closing NAV per share;
(s)     equity-linked notes: prices are sourced at the end of the pricing day from approved vendors.  The vendor methodology is to source the relevant underlying non-U.S. dollar exchange closing prices and convert them to U.S. dollars; and
(t)     credit-linked notes: prices are sourced on the reference bond consistent with fixed-income security methodology as noted above, which are passed through as the price on the credit-linked note.  Alternatively, broker marks are obtained.

If the Adviser becomes aware of any news/market events that would cause the Valuation Committee to believe the last traded or market-based price, as applicable, does not reflect fair value, the security is then valued in good faith at fair value by, or in accordance with, procedures approved by the Board.
Each Portfolio values its securities at their current market value determined on the basis of market quotations as described above or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board.  When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate.  A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices.  The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.
Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security.  A Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Portfolio ordinarily values its securities at 4:00 p.m., Eastern Time.  The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  For example, a Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets.  To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Each Portfolio may suspend the determination of its NAV (and the offering and sales of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when:  (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, if the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.
For purposes of determining each Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.  If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.
The assets attributable to the Class A shares and Class B shares are invested together in a single portfolio for each Portfolio.  The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Portfolio in accordance with Rule 18f-3 under the 1940 Act (the "18f-3 Plan").

PORTFOLIO TRANSACTIONS

Subject to the general oversight of the Board, the Adviser is responsible for the investment decisions and of placing of orders for portfolio transactions of the Portfolios.  The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution").  In connection with seeking best price and execution, the Portfolios do not consider sales of shares of the Portfolios or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.
When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser.  There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Portfolio determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

Neither the Portfolios nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide.  A broker-dealer may provide the Adviser with research or related services with an expectation, but not necessarily an explicit agreement or contract, that the investment adviser will use the broker-dealer to execute client transactions in the future.  To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to a Portfolio, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Portfolio.  While it is impracticable to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.
The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities.  Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Portfolios.
The extent to which commissions that will be charged by broker-dealers selected by a Portfolio may reflect an element of value for research cannot presently be determined.  To the extent that research services of value are provided by broker-dealers with or through whom the Portfolio places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear.  Research services furnished by broker-dealers as a result of the placement of portfolio transactions could be useful and of value to the Adviser in servicing its other clients as well as the Portfolio; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Portfolio.
A Portfolio may deal in some instances in equity securities which are not listed on a national securities exchange but are traded in the OTC market.  In addition, most transactions for the Intermediate Bond Portfolio are executed in the OTC market.  Where transactions are executed in the over-the-counter market, a Portfolio will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others.  In all cases, the Portfolio will attempt to negotiate best execution.
The Portfolios' portfolio transactions in equity securities may occur on foreign stock exchanges.  Transactions on stock exchanges involve the payment of brokerage commissions.  On many foreign stock exchanges these commissions are fixed.  Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal.  Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup.  The prices of underwritten offerings, however, generally include a stated underwriter's discount.  The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries.  U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

Investment decisions for a Portfolio are made independently from those for other investment companies and other advisory accounts managed by the Adviser.  It may happen, on occasion, that the same security is held in the portfolio of a Portfolio and one or more of such other companies or accounts.  Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts.  When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account.  In some cases this system may adversely affect the price paid or received by a Portfolio or the size of the position obtainable for the Portfolio.
Allocations are made by the officers of a Portfolio or of the Adviser.  Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department for the Adviser.

The Fund may, from time to time, place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co. and Sanford C. Bernstein Limited, affiliates of the Adviser (the "Affiliated Brokers"). In such instances, the placement of orders with such brokers would be consistent with each Portfolio's objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.
Disclosure of Portfolio Holdings
The Fund believes that the ideas of the Adviser's investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking.  However, the Fund also believes that knowledge of each Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.
The Adviser has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios' portfolio securities.  The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios.  Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio's portfolio holdings on a selective basis.
The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities.  In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.ABglobal.com).  For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolio's assets represented by the Portfolio's holdings.  The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

The Adviser may distribute or authorize the distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund.  In addition, the Adviser may distribute or authorize distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders.  The Adviser does not expect to disclose information about a Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Portfolio's shares.  Information may be disclosed with any frequency and any lag, as appropriate.
Before any non-public disclosure of information about a Portfolio's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security.  Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.
The Adviser has established procedures to ensure that a Portfolio's portfolio holdings information is only disclosed in accordance with these policies.  Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio's shareholders.  The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure.  Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients.  The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement.  The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board on a quarterly basis.  If the Directors determine that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.
In accordance with these procedures, each of the following third parties has been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International, RR Donnelley Financial and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Fund's custodian in connection with its custody of the assets of the Portfolios; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek.  Information may be provided to these parties at any time with no time lag.  Each of these parties is contractually and ethically prohibited from sharing a Portfolio's portfolio holdings information unless specifically authorized.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under the Code.  If so qualified, each Portfolio will not be subject to federal income and excise taxes on its investment company taxable income and net capital gain to the extent such investment company taxable income and net capital gain are distributed to the separate accounts of insurance companies which hold its shares.  Under current tax law, capital gains or dividends from any Portfolio are not currently taxable to the holder of a variable annuity or variable life insurance contract when left to accumulate within such variable annuity or variable life insurance contract.  Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies.
Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source.  If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), such Portfolio will be eligible to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Portfolio.  If eligible, each such Portfolio intends to file such an election, although there can be no assurance that such Portfolio will be able to do so.
Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be adequately diversified, in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code.  The Department of the Treasury has issued Regulations under section 817(h) that, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements.  Under the Regulations, an insurance company segregated account is permitted to look-through a Portfolio to satisfy asset diversification tests and treat its underlying securities, rather than the Portfolio, as investments subject to certain diversification limits.  A Portfolio will be considered adequately diversified if no more than 55% of its assets are represented by any one investment, no more than 70% of its assets are represented by any two investments, no more than 80% of its assets are represented by any three investments and no more than 90% of its assets are represented by any four investments.  For this purpose, all securities issued by an issuer are treated as a single investment.  Each Portfolio plans to satisfy these conditions at all times so that the shares of such Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

For information concerning the federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

GENERAL INFORMATION

Description of the Portfolios
The Fund was organized as a Maryland corporation in 1987 under the name "Alliance Variable Products Series Fund, Inc."  The name of the Fund became "AllianceBernstein Variable Products Series Fund, Inc." on May 1, 2003.
All shares of the Fund when duly issued will be fully paid and nonassessable.  The Board is authorized to reclassify any unissued shares into any number of additional series and classes without shareholder approval.  Accordingly, the Board in the future, for reasons such as the desire to establish one or more additional Portfolio's with different investment objectives, policies or restrictions or to establish additional channels of distribution, may create additional series and classes of shares.  Any issuance of shares of such additional series and classes would be governed by the 1940 Act and the laws of the State of Maryland.
Generally, shares of each Portfolio would vote as a single series for the election of directors and on any other matter that affected each Portfolio in substantially the same manner.  As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio would vote as separate series.  Moreover, the Class B shares of each Portfolio will vote separately with respect to matters relating to the 12b-1 Plan(s) adopted in accordance with Rule 12b-1 under the 1940 Act.
It is anticipated that annual meetings of shareholders will not be held; shareholder meetings will only be held when required by federal or state law or in accordance with an undertaking by the Adviser to the SEC. Shareholders have available certain procedures for the election of Directors.
Pursuant to an order received from the SEC, the Fund maintains participation agreements with insurance company separate accounts that obligate the insurance companies to pass any proxy solicitations through to underlying contractholders who in turn are asked to designate voting instructions.  In the event that an insurance company does not receive voting instructions from contractholders, it is obligated to vote the shares that correspond to such contractholders in the same proportion as instructions received from all other applicable contractholders.
Custodian
State Street Bank and Trust Company ("State Street"), c/o State Street Bank Corporation CCB/5, 1 Iron Street, Boston, MA 02210, acts as custodian for the securities and cash and as accounting agent of the Fund but plays no part in deciding the purchase or sale of portfolio securities.  Subject to the supervision of the Board, State Street may enter into sub-custodial agreements for the holding of the Fund's securities of foreign issuers.

Principal Underwriter
ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, NY 10105, serves as the Fund's Principal Underwriter.
Counsel
Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.
Independent Registered Public Accounting Firm
Ernst & Young LLP, 5 Times Square, New York, NY, 10036, has been appointed as the independent registered public accounting firm for the Fund.
Code of Ethics And Proxy Voting Policies And Procedures
The Fund, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act.  These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.
The Fund has adopted the Adviser's proxy voting policies and procedures.  The Adviser's proxy voting policies and procedures are attached as Appendix A.
Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.ABglobal.com; or both; and (2) on the SEC's website at www.sec.gov.

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

No financial statements are available for the Portfolios because they had not commenced operations as of the date of the Prospectus.

APPENDIX A:

STATEMENT OF POLICIES AND
PROCEDURES FOR PROXY VOTING

1.    Introduction
As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients' best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.
We have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company's environmental, social and governance ("ESG") practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm's Statement of Policy Regarding Responsible Investment ("RI Policy").
This Proxy Voting Policy ("Proxy Voting Policy" or "Policy"), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AllianceBernstein's investment management subsidiaries and investment services groups investing on behalf of clients globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting ("Proxy Managers"), in order to ensure that our proxy voting policies and procedures are implemented consistently.
We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy.
2.    Research Underpins Decision Making
As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Proxy Voting Policy no less frequently than annually. In addition, the Proxy Committee meets as necessary to address special situations.
Research Services
We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services ("ISS"). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.
Engagement
In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, the Proxy Manager may engage with company management, company directors, interest groups, shareholder activists, other shareholders and research providers.
3.    Proxy Voting Guidelines
Our proxy voting guidelines are principles-based rather than rules-based. We adhere to a core set of principles that are described in this Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.
With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our "principles-based" approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients' best interests.

3.1 Board and Director Proposals
1.	Changes in Board Structure and Amending the Articles of Incorporation	For

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device, we generally vote against.
Other changes in a company's charter, articles of incorporation or by-laws are usually technical or administrative in nature. Absent a compelling reason to the contrary, we will support such proposals. However, we may oppose proposals that would permit management to establish the size of the board outside a specified range without shareholder approval.

2.	Classified Boards	Against

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. However, where a classified board already exists, we will not oppose directors who sit on such boards for that reason. We will vote against directors that fail to implement shareholder approved proposals to declassify boards.

3.	Director Liability and Indemnification	Case-by-case

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.
We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose indemnification for gross negligence.

4.	Disclose CEO Succession Plan (SHP)	For

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

5.	Election of Directors	For

We generally vote in favor of the management-proposed slate of directors. However, we may not do so if we determine that there are compelling reasons to oppose directors (see below) or there is a proxy contest for seats on the board.
We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues, such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares (provided we supported, or would have supported, the original proposal). In addition, we oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse. Also, we may consider the number of boards on which a director sits and/or their length of service on a particular board. Finally, we may abstain or vote against (depending on a company's history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.
We believe companies should have a majority of independent directors and independent key committees. However, we will consider local market regulation as part of our decision. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company's shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We generally vote against directors who, during the previous fiscal year, failed to act on a majority supported shareholder proposal or engaged in what we believe to be a poor governance practice. We may also consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.
We may vote against directors for poor compensation practices. In our view, poor compensation practices include, for example, permitting option re-pricing without prior shareholder approval, providing continuous perquisites to an executive officer and his or her dependents after the officer is no longer employed by the company, adjusting performance-based diminished payouts with supplemental cash payments, eliminating performance goals for executive officers and crediting additional years of service to current executives for the purpose of enhancing the executive's pension benefit. However, because we do not believe that permitting executive officers to receive dividends on unearned performance shares is a poor compensation practice, we will not oppose directors who permit this practice.
We consider the election of directors who are "bundled" on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group's qualifications.

a.	Controlled Company Exemption	Case-by-case
Companies where more than 50% of the voting power is held by an individual, group or another company, need not comply with the requirement to have a majority of independent directors and independent key committees. Conversely, we will vote against directors for failure to adhere to such independence standards where shareholders with a majority voting interest have a minority economic interest.
Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company's directors simply because the board does not include a majority of independent members. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.
b.	Voting for Director Nominees in a Contested Election	Case-by-case
Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

6.	Establish Additional Board Committees (SHP)	Case-by-case

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG issues.

7.	Independent Lead Director (SHP)	For

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the positions of chairman and CEO are not separated. We view the existence of an independent lead director as a good example of the sufficient counter-balancing governance. If a company has an independent lead director in place, we will generally oppose a proposal to separate the positions of chairman and CEO.

8.	Limit Term of Directorship; Establish Mandatory Retirement Age (SHP)	Case-by-case

These proposals seek to limit the term during which a director may serve on a board to a set number of years and/or establish an age at which a director is no longer eligible to serve on the board. Proponents believe term limits and forced retirement help ensure that new ideas are introduced to the company. Opponents argue that director turnover decreases board stability.

Taking into consideration local market practice, we generally believe that a director's qualifications, not length of service, should be the primary factor considered. Accordingly, we generally oppose proposals that seek to either limit the term during which a director may serve on a company's board or force a director's retirement at a certain age.

9.	Majority of Independent[1] Directors (SHP)	For

Each company's board of directors has a duty to act in the best interest of the company's shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board. While we are aware of the listing requirements of the NYSE and NASDAQ (which require companies to have a majority of independent directors on their board), we will support such proposals regardless of where the company is listed.

10.	Majority of Independent Directors on Key Committees (SHP)	For

In order to ensure that those who evaluate management's performance, recruit directors and set management's compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors. While we are aware of the listing requirements of the NYSE and NASDAQ (that generally require fully independent nominating and compensation committees), we will support such proposals regardless of where the company is listed. However, in order to allow companies an opportunity to select qualified candidates for these important board positions, at this time we will not oppose inside directors that sit on these committees.

11.	Majority Votes for Directors (SHP)	For

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.
We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

1 For purposes of this Policy, an independent director is one that meets the requirements of independence pursuant to the listing standards of the exchange on which the common stock is listed.
2 Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

12.	Prohibit CEOs from Serving on Compensation Committees (SHP)	Against

These proposals seek to require a board of directors to adopt a policy prohibiting current and former chief executive officers of other public companies from serving on that company's compensation committee. Proponents argue that having a current or former CEO serving on a compensation committee presents an inherent conflict of interest because the CEO is likely to support inflated compensation for his or her peers. Opponents argue, and we agree, that permitting CEOs to serve on compensation committees has merit because their experience with compensation matters (including oversight of executive pay) may be invaluable to a board. Accordingly, we generally oppose proposals seeking to prohibit CEOs from serving on compensation committees.

13.	Removal of Directors Without Cause (SHP)	For

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon "cause".
We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as "cause". We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders' best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of "cause" to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

14.	Require Independent Board Chairman (SHP)	Case-by-case

We believe there can be benefits to having the positions of chairman and CEO combined as well as split. When the position is combined the company must have sufficient counter-balancing governance in place, generally through a strong lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

15.	Require Two Candidates for Each Board Seat (SHP)	Against

We believe that proposals like these are detrimental to a company's ability to attract highly qualified candidates. Accordingly, we oppose them.

16.	Stock Ownership Requirement (SHP)	Against

These proposals require directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board. We do not believe stock ownership is necessary to align the interests of directors and shareholders. Accordingly, we oppose these proposals.

3.2 Compensation Proposals

17.	Accelerated Vesting of Equity Compensation Awards-Change of Control (SHP)	Case-by-case

We examine proposals to prohibit accelerated vesting of equity awards in the event of a change in control on a case-by-case basis. If a change in control is triggered at or above a 50% ownership level, we generally support accelerated vesting. If, however, a change in control is triggered at less than 50% ownership, we generally oppose accelerated vesting.

18.	Adopt Form of Employment Contract (SHP)	Case-by-case

These proposals ask companies to adhere to certain principles when drafting employment contracts for executives. We will review the criteria requested and consider these proposals on a case-by-case basis.

19.	Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	Against

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

20.	Advisory Vote to Ratify Directors' Compensation (SHP)	Case-by-case

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members which we evaluate on a case-by-case basis.

21.	Amend Executive Compensation Plan tied to Performance (Bonus Banking) (SHP)	Against

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.
We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

22.	Approve Remuneration for Directors and Auditors	Case-by-case

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company's prior disclosures in this regard. Where appropriate, we engage the company directly.

23.	Approve Remuneration Reports	Case-by-case

In certain markets, (e.g., Australia, Canada, Germany, the United Kingdom and the United States), publicly traded issuers are required by law to submit their company's remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company's performance.
We evaluate remuneration reports on a case-by-case basis, taking into account the reasonableness of the company's compensation structure and the adequacy of the disclosure. Where a compensation plan permits retesting of performance-based awards, we will consider the specific terms of the plan, including the volatility of the industry and the number and duration of the retests. We may abstain or vote against a plan if disclosure of the remuneration details is inadequate or the report is not provided to shareholders with sufficient time prior to the meeting to consider its terms.
In markets where remuneration reports are not required for all companies, we will support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report. Although say on pay votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.

24.	Approve Retirement Bonuses for Directors (Japan and South Korea)	Case-by-case

Retirement bonuses are normal practice in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board's discretion. We will analyze such proposals on a case-by-case basis, considering management's commitment to maximizing long-term shareholder value.

25.	Approve Special Payments to Continuing Directors and Auditors (Japan)	Case-by-case

In conjunction with the abolition of a company's retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired.

26.	Disclose Executive and Director Pay (SHP)	Case-by-case

In December 2006 and again in February 2010, the SEC adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

27.	Exclude Pension Income from Performance-based Compensation (SHP)	For

We are aware that companies may seek to artificially inflate earnings based on questionable assumptions about pension income. Even though these practices are acceptable under the relevant accounting rules, we believe that pension income is not an acceptable way to increase executive pay and that management's discretion in estimating pension income is a potential conflict of interest. Accordingly, we support such proposals.

28.	Executive and Employee Compensation Plans	Case-by-case

Executive and employee compensation plans ("Compensation Plans") usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company's Compensation Plan helps to align the long-term interests of management with shareholders:
•	Valid measures of business performance tied to the firm's strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;
•	Compensation costs should be managed in the same way as any other expense;

•	Compensation should reflect management's handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and
•	In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.
Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company's prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

29.	Limit Dividend Payments to Executives (SHP)	Against

We believe that management, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. Therefore, we oppose withholding the dividend payment on restricted stock awards, even if the stock is unvested, when these awards are used as part of incentive compensation; we believe these awards serve as an effective means of executive reward and retention. We do, however, believe that it is acceptable for a company to accumulate dividends and tie their payment to the achievement of performance goals and to stipulate that the dividends are forfeited if the employee does not achieve his or her goal.

30.	Limit Executive Pay (SHP)	Case-by-case

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

31.	Mandatory Holding Periods (SHP)	Against

We generally vote against shareholder proposals asking companies to require a company's executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding "cashless" option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value.

32.	Pay Directors Only in Stock (SHP)	Against

As noted immediately above, we do not believe that stock ownership is necessary to align the interests of directors and shareholders. Further, we believe that the board should be given latitude in determining the mix and types of compensation offered to its members. Accordingly, we oppose these proposals.

33.	Performance-based Stock Option Plans (SHP)	Case-by-case

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company's stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company's stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company's performance, we will consider such proposals on a case-by-case basis.

34.	Prohibit Relocation Benefits to Senior Executives (SHP)	Against

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

35.	Recovery of Performance-based Compensation (SHP)	For

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a financial restatement (whether for fraud or other reasons) that resulted in their failure to achieve past performance targets. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

36.	Single Trigger Change-in-Control Agreements (SHP)	Case-by-case

Companies often include single trigger change-in-control provisions (e.g., a provision stipulating that an employee's unvested equity awards become fully vested upon a change-in-control of the company without any additional requirement) in employment agreements and compensation plans.

We will not oppose directors who establish these provisions, nor will we oppose compensation plans that include them. However, we will examine on a case-by-case basis shareholder proposals calling for future employment agreements and compensation plans to include double trigger change-in-control provisions (e.g., a provision stipulating that an employee's unvested equity awards become fully vested only after a change-in-control of the company and termination of employment).

37.	Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP)	Case-by-case

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans) that exceed 2.99 times the sum of an executive officer's base salary plus bonus, and that are triggered by a change in control, to a shareholder vote, but we review proposals to ratify or redeem such plans on a case-by-case basis.

38.	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management (SHP)	Case-by-case

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. Shareholders must then be given an opportunity to analyze a compensation plan's final, material terms in order to ensure it is within acceptable limits. Accordingly, we generally oppose proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management.

39.	Submit Option Re-pricing to a Shareholder Vote (SHP)	For

Re-pricing underwater options reduces the incentive value of stock compensation plans and dilutes shareholder value. Consequently, we support shareholder proposals that seek to require a company to submit option re-pricing to a shareholder vote.

40.	Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	For

Survivor benefit compensation plans, or "golden coffins", can require a company to make substantial payments or awards to a senior executive's beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.
3.3 Capital Changes and Anti-Takeover Proposals

41.	Amend Exclusive Forum Bylaw (SHP)	Against

We will generally oppose proposals that ask the board to repeal the company's exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company's incorporation. The courts within the state of incorporation are considered best suited to interpret that state's laws.

42.	Amend Net Operating Loss ("NOL") Rights Plans	For

NOL Rights Plans are established to protect a company's net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a longterm anti-takeover device.

43.	Authorize Share Repurchase	For

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis.
Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

44.	Blank Check Preferred Stock	Against

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a "poison pill" defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

45.	Corporate Restructurings, Merger Proposals and Spin-Offs	Case-by-case

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

46.	Elimination of Preemptive Rights	Case-by-case

Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. AllianceBernstein believes that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management's attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

47.	Expensing Stock Options (SHP)	For

U.S. generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS -- international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

48.	Fair Price Provisions	Case-by-case

A fair price provision in the company's charter or by laws is designed to ensure that each shareholder's securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.
Fair pricing provisions attempt to prevent the "two tiered front loaded offer" where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

49.	Increase Authorized Common Stock	Case-by-case

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm's cost of capital, or to compensate employees well above market rates).  We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a "poison pill" or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company's intentions – going beyond the standard "general corporate purposes" – must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.
In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

50.	Issuance of Equity without Preemptive Rights	For

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company's outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a "poison pill" mechanism).

51.	Issuance of Stock with Unequal Voting Rights	Case-by-case

Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective deterrent to takeover attempts. These structures, however, may be beneficial, allowing management to focus on longer-term value creation, which benefits all shareholders. AllianceBernstein evaluates these proposals on a case-by-case basis and takes into consideration the alignment of management incentives with appropriate performance, metrics, and the effectiveness of the company's strategy.

52.	Net Long Position Requirement	For

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

53.	Opt Out of State Anti-takeover Law (US) (SHP)	Case-by-case

Many states have enacted anti-takeover laws requiring an acquirer to obtain a supermajority of a company's stock in order to exercise control. For example, under Delaware law, absent board approval, a bidder must acquire at least 85% of a company's stock before the bidder can exercise control. Such laws represent a formidable takeover defense for companies because by simply placing 15% of the stock in "friendly" hands, a company can block an otherwise successful takeover attempt that may be in the best interests of the shareholders. These statutes often allow companies to opt-out of this law with the approval of a majority of the outstanding shares.
Shareholders proposing opt out resolutions argue that these anti-takeover laws grant the board too much power to determine a matter that should be left to the shareholders. Critics of such proposals argue that opt-out provisions do not prevent takeovers but, rather, provide the board with an opportunity to negotiate a better deal for all shareholders. Because each state's anti-takeover laws are different and must be considered in the totality of all of a company's takeover defenses, we review these proposals on a case-by-case basis.

54.	Reincorporation	Case-by-case

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management's stated reasons for the proposed move.
Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. We recognize that such provisions can help facilitate the growth of a company's business and potentially can benefit shareholders when a company lowers its tax liability. When evaluating such proposals, we consider factors such as the location of the company's business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

55.	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	Case-by-case

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

56.	Stock Splits	For

Stock splits are intended to increase the liquidity of a company's common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

57.	Submit Company's Shareholder Rights Plan to Shareholder Vote (SHP)	For

Most shareholder rights plans (also known as "poison pills") permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a "triggering event" occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company's stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.
We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

58.	Transferrable Stock Options	Case-by-case

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management's exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.
3.4 Auditor Proposals

59.	Appointment of Auditors	For

We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.
We recognize that there may be inherent conflicts when a company's independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm's auditor. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. The UK market is an exception where 100% is the threshold due to market demanded auditing. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company's audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may abstain due to a lack of disclosure of who the auditor is.

60.	Approval of Financial Statements	For

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may abstain if the information is not available in advance of the meeting.

61.	Approval of Internal Statutory Auditors	For

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company's board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management's nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

62.	Limit Compensation Consultant Services (SHP)	Against

These proposals seek to restrict a company from engaging a consultant retained to advise the board on compensation matters to provide the company with other services other than compensation consulting if such consultant already has been engaged to provide compensation consulting.
In February 2010, the SEC adopted final rules regarding disclosure enhancements in proxy statements and Forms 10K. One such rule requires disclosure of the fees paid to compensation consultants and their affiliates if they provide consulting services relating to executive officer compensation and additional services, if the cost of such additional services exceeds $120,000. The rule does not, however, restrict a company from acquiring both kinds of services from a compensation consultant.
We agree with the SEC that companies should be required to disclose payments exceeding $120,000 to compensation consultants for services other than executive compensation consulting services, and we do not believe company boards should be subject to any additional restrictions or requirements. Accordingly, we oppose these proposals.
We generally apply these principles for non-US companies as well.

63.	Limitation of Liability of External Statutory Auditors (Japan)	Case-by-case

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company's articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company's articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.
We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

64.	Separating Auditors and Consultants (SHP)	Case-by-case

We believe that a company serves its shareholders' interests by avoiding potential conflicts of interest that might interfere with an auditor's independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company's independent auditors and requiring additional disclosure of others services.

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.
We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.
3.5 Shareholder Access and Voting Proposals

65.	A Shareholder's Right to Call Special Meetings (SHP)	Case-by-case

Most state corporation statutes (though not Delaware, where many U.S. issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage of the outstanding shares. (Ten percent is common among states, although one state sets the threshold as high as forty percent.)
We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. Accordingly, we will generally support a proposal to call a special meeting if the proposing shareholder owns, or the proposing shareholders as a group own, 10% or more of the outstanding voting equity of the company.
From time to time we may receive requests to join with other shareholders for purposes of meeting an ownership requirement necessary to call a special meeting. Similarly, we may receive other requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

66.	Adopt Cumulative Voting (SHP)	Case-by-case

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 x 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company's ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.
Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

67.	Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	For

In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

68.	Early Disclosure of Voting Results (SHP)	Against

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company's annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

69.	Implement Confidential Voting (SHP)	For

Proponents of confidential voting argue that proxy voting should be conducted under the same rules of confidentiality as voting in political and other elections (by secret ballot), with an independent party verifying the results. They also argue that open balloting allows management to re-solicit shareholders and to urge--or sometimes coerce--them into changing their votes. Opponents argue that confidential voting makes it more difficult for a company to garner the necessary votes to conduct business (especially where a supermajority vote is required) because proxy solicitors cannot determine how individual shareholders voted.

We support confidential voting before the actual vote has been cast, because we believe that voting on shareholder matters should be free of any potential for coercion or undue influence from the company or other interested parties.

70.	Limiting a Shareholder's Right to Call Special Meetings	Against

Companies contend that limitations on shareholders' rights to call special meetings are needed to prevent minority shareholders from taking control of the company's agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.
In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

71.	Permit a Shareholder's Right to Act by Written Consent (SHP)	For

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders.

72.	Proxy Access for Annual Meetings (SHP)	For

These proposals ask companies to give shareholders equal access to proxy materials in order to express their views on various proxy issues.
Management often argues that shareholders already have significant access to the proxy as provided by law (i.e., the right to have shareholder proposals included in the proxy statement and the right to suggest director candidates to the nominating committee). Management also argues that it would be unworkable to open the proxy process because of the large number of shareholders who might wish to comment and because it would be impossible to screen out "nuisance" proposals.
We have voted in favor of certain resolutions calling for enhancement of shareholders' ability to access proxy materials to increase corporate boards' attention to shareholder concerns. While we recognize that access must be limited in order to discourage frivolous proposals and those put forward by shareholders who may not have the best interests of all shareholders in mind, we believe that shareholders should have a meaningful ability to exercise their rights to vote for and nominate directors of the companies in which they invest.

To this end, in the United States we supported SEC proxy reform in 2003 and 2007, and we supported the SEC's proposed proxy reform in 2009 intended to solve the problem of shareholders' limited ability to exercise their rights to nominate directors and have the nominations disclosed to and considered by shareholders. In 2010, the SEC adopted new rules requiring companies to include the nominees of "significant, long-term shareholders" in their proxy materials, alongside the nominees of management. Under the rules, shareholders are deemed "significant and longterm" if they own at least three percent of the company's shares continuously for at least the prior three years. However, in July 2011, the D.C. Circuit Court of Appeals vacated the SEC's 2010 rules (Exchange Act Rule 14a-11), finding that, in adopting the rule, the SEC violated the Administrative Procedure Act by failing to adequately consider the rule's effect on efficiency, competition and capital formation. We continue to monitor the situation.
From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

73.	Reduce Meeting Notification from 21 Days to 14 Days (U.K.)	For

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.
A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

74.	Rotation of Locale for Annual Meeting (SHP)	Against

Proponents contend that the site of the annual meeting should be moved each year to a different locale in order to allow as many shareholders as possible to attend the annual meeting. Conversely, we believe the location of a company's annual meeting is best left to the discretion of management, unless there is evidence that the location of previous meetings was specifically chosen with the intention of making it more difficult for shareholders to participate in the meeting. Consequently, we generally oppose proposals calling for the locale of the annual meeting to rotate.

75.	Shareholder Proponent Engagement Process (SHP)	For

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

76.	Supermajority Vote Requirements	Against

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.
In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement.
3.6 Environmental, Social and Disclosure Proposals

77.	Adopt a Special Corporate Policy for SEC Rule 10b5-1and Other Trading Plans (US) (SHP)	Against

These shareholder proposals ask a company to adopt a special policy for trading by senior executives in addition to the requirements of SEC Rule 10b5-1 and other trading plans that govern their trading. Subject to the history of the company and any record of abuses, we are generally against requiring a company to adopt additional requirements.

78.	Adopt Guidelines for Country Selection (SHP)	Case-by-case

These proposals seek to require a company to prepare a special report on how it selects the countries in which it operates. We will evaluate whether sufficient information about why a company operates in various jurisdictions is provided in annual reports and other company documents.

79.	Amend EEO Statement to Include a Reference to Sexual Orientation (US) (SHP)	For

We support proposals requiring a company to amend its Equal Employment Opportunity policies to specifically reference sexual orientation.

80.	Animal Testing (SHP)	Case-by-case

Proposals requiring companies to reduce reliance on animals for consumer product safety testing will be reviewed on a case-by-case basis, taking into account practicality and business impact. Proposals requiring increased disclosure on the numbers of animals tested, the types of animals used and the types of tests performed will be generally voted in favor, while carefully considering any policies that are already in place at the company, and to what extent such policies meet the national standards.

81.	Anti-Greenmail Proposal (SHP)	For

Greenmails, commonly referred to as "legal corporate blackmail," are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company's stock. The company acquires the raider's stock at a premium in exchange for an agreement that the raider will not attempt to acquire control for a certain number of years. This practice discriminates against all other shareholders as only the hostile party receives payment, which is usually at a substantial premium over the market value of its shares. Anti-greenmail proposals seek to prevent greenmail by adopting amendments to the company's charter or by-laws that limit the ability of that company's board to acquire blocks of another company's stock at above-market prices.
We vote in favor of an anti-greenmail proposal, provided the proposal has no other management initiated antitakeover features.

82.	Charitable Contributions (SHP)	Case-by-case

We generally support shareholder proposals relating to reporting charitable contributions. We will evaluate proposals seeking to restrict charitable contributions on a case-by-case basis. Proponents of such proposals argue that charitable contributions are an inappropriate use of company assets because the purpose of any corporation is to make a profit. Opponents argue that charitable contributions are a useful means for a company to create goodwill.

83.	Genetically Altered or Engineered Food (SHP)	Case-by-case

These proposals seek to require companies to label genetically modified organisms in a company's products or in some cases completely eliminate their use. Proponents argue that such measures should be required due to the possible health and safety issues surrounding the use of such products. Opponents point out that the use of such products helps improve crop yield, and implementing such proposals could have immediate negative economic effects on the company.

84.	Global Labor Standards (SHP)	For

These proposals ask companies to issue reports on their corporate standards for doing business abroad and to adopt mechanisms for ensuring vendor compliance with these standards. The standards include policies to ensure that workers are paid sustainable living wages and children are not used as forced labor. Generally, we vote in favor, but we carefully consider any policies that are already in place at the company, to what extent such policies meet the standards espoused by the International Labor Organization's Declaration of Fundamental Principles and Rights at Work (and other relevant ILO conventions), and any evidence of prior abuse by the company. We will also ensure the practicality of such proposals.

85.	Global Warming; Reduction of Greenhouse Gas Emissions (SHP)	Case-by-case

Proposals addressing environmental and energy concerns are plentiful. We will generally support proposals requesting greater disclosure, but proposals seeking to adopt specific emissions or environmental goals or metrics will be evaluated on a case-by-case basis. Topics can range from general environmental reports to more specific reports on topics such as greenhouse gas emissions, the release of radioactive materials, and the generation or use of nuclear energy. The scope of the requested reports or policies can also vary. Proponents of these proposals may seek information on the steps the company has taken to address the environmental concern in question, or they may also ask the company to detail any financial risk associated with environmental issues. Opponents of these proposals claim that complying with proponents' requests would be overly costly for, or unduly burdensome on, the company.

86.	Implement the MacBride Principles (Northern Ireland) (SHP)	Case-by-case

The MacBride Principles aim to fight discriminatory anti Catholic employment practices in the British state of Northern Ireland. The Principles encourage U.S. companies to actively recruit Catholic employees and, where possible, groom them for management responsibilities. Companies are also asked to ensure job security for their Catholic employees and to abolish the use of inflammatory religious emblems.
Supporters argue that the MacBride Principles effectively address Northern Ireland's inequalities in employment (in Northern Ireland, unemployment among Catholic men is twice as high as among Protestant men). Opponents contend that the adoption of the MacBride Principles is itself a form of reverse discrimination, which may violate British law. The British government is concerned that adoption of the MacBride Principles may increase the "hassle factor" of doing business in the economically troubled area and reduce the attractiveness of investments.

87.	Include Sustainability as a Performance Measure (SHP)	Case-by-case

We believe management and directors should be given latitude in determining appropriate performance measurements. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation.

88.	Military Issues (SHP)	Case-by-case

These proposals ask companies involved in military production to report on future plans and to diversify or convert to the production of civilian goods and services. Opponents of these resolutions are concerned that conversion is not economically rational, and view the proposals as intrusions into management's decision making prerogative. Opponents also point to the imperative of a strong defense as reason enough to continue military production.

89.	Nuclear Waste Disposal (SHP)	Case-by-case

These resolutions ask companies to allocate a portion of the cost of building nuclear power plants for research into nuclear waste disposal. Proponents argue that, because the life span of certain waste byproducts exceeds current containment capabilities, the industry should concentrate more on waste management and disposal. While opponents acknowledge the need for research, they contend that the problem is overstated, and that some suggested containment programs are unnecessarily expensive.

90.	Other Business	Against

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

91.	Pharmaceutical Pricing (US) (SHP)	Case-by-case

These proposals seek to require a company to implement pricing restraints to make prescription drugs more affordable, both domestically and in third-world countries. Proponents argue that drug prices in the United States, considered to be among the highest in the world, make adequate medical care inaccessible to those other than the most affluent. Critics of such proposals argue that artificial price controls would reduce revenues, deter investors and ultimately reduce funds available for future research and development.

92.	Plant Closings (US) (SHP)	Case-by-case

These proposals ask companies to create or expand programs to relocate workers displaced by a plant closing. Supporters of plant closing resolutions argue management should be more sensitive to employees both during the decision on closing a plant and in efforts at relocation. Companies generally respond that they already have programs to accommodate displaced workers. In addition, federal law now requires 60 days' advance notice of a major plant closing or layoff and a number of states also have applicable regulations.

93.	Reimbursement of Shareholder Proposal Expenses (SHP)	Against

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast. We generally vote against these proposals.

94.	Report on Pay Disparity (SHP)	Case-by-case

A report on pay disparity compares the total compensation of a company's executive officers with that of the company's lowest paid workers, including statistics and rationale pertaining to changes in the size of the gap, information on whether executive compensation is "excessive", and information on whether greater oversight is needed over certain aspects of the company's compensation policies.
Proponents may note that executive compensation, in general, and the gap between executive compensation and the pay of a company's lowest paid employees, has grown significantly in recent years. They may also note that the gap between executive salary and the wage of the average employee at the company is significantly higher.

95.	Report on Water Pollution Prevention Measures (SHP)	For

We will generally support proposals requesting a company report to shareholders on measures taken by the company to prevent runoff, wastewater and other forms of water pollution from the company's own (and its contractors') facilities, taking into account national legislation and practicality.

96.	Report on Workplace Diversity and/or Employment Policies (SHP)	For

Equal employment may refer to the right to be free from discrimination based on race, gender, sexual orientation, national origin, age or disability in the work force. Resolutions generally ask companies to report progress in complying with affirmative action laws. In assessing these proposals, we carefully consider any policies that are already in place at the company. However, we will also assure the practicality of such proposals.

97.	Reporting Political Contributions; Lobbying Expenses (SHP)	For

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses. By requiring reports to shareholders, proponents of these shareholder resolutions contend investors can help police wrongdoings in the political system and better evaluate the use of company resources. Critics of these proposals contend that reformers overstate the problem and that a company should play an active role in expressing its opinion about relevant legislation.

98.	Submit Political Spending Program to Shareholder Advisory Vote (SHP)	Against

We generally vote against shareholder proposals requiring the board of directors to adopt a policy to provide shareholders with the opportunity to ratify a company's political spending program. We believe such proposals are overly intrusive on management's discretion.

99.	Sustainability Report (SHP)	For

We generally support shareholder proposals calling for a sustainability report while taking into account the current reporting policies of the company as they relate to sustainability and whether having a report provides added benefits to shareholders.
Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining their business, communities and the environment for future generations. Although many argue that the sustainable development concept is constantly evolving, core issues continue to revolve around ensuring the rights of future generations, adopting a long-term approach to business problems and strengthening the connections between the environment, society and the economy. This "triple bottom line" can be used as a framework for measuring and reporting corporate performance against economic, social and environmental parameters. However, the term can also encompass a set of values, issues and practices that companies must address in order to minimize harm, while simultaneously creating economic, social and environmental value. We evaluate these proposals on a case-by-case basis.
Proponents of these proposals argue that investors are justified in seeking additional disclosure on companies' social and environmental performance because they affect shareholder value. Opponents argue that companies already include much of the information contained in a sustainability report in workplace policies and/or codes of ethics and post this information on their websites; supporting these proposals would therefore be unduly burdensome.

100.	The CERES Principles (SHP)	Case-by-case

Many environmental proposals include a recommendation that companies adopt and report their compliance with the Coalition of Environmentally Responsible Economies (the "CERES" Principles). The CERES Principles are a set of ten principles committing the company to environmental improvement. Proponents argue that endorsement of the CERES principles gives a company greater public credibility than standards created by industry or government regulation alone. Companies argue that implementing the CERES Principles only duplicates their current environmental policies and is unduly burdensome.

101.	Tobacco (SHP)

Proposals relating to tobacco issues are wide-ranging. They include proposals to have a company issue warnings on the environmental risks of tobacco smoke and the risks of smoking-related diseases, as well as proposals to link executive compensation with reductions in teen smoking.
a.	End Production of Tobacco Products	Against
These proposals seek to phase-out all production, promotion and marketing of tobacco products by a specified date. Proponents argue that tobacco companies have acknowledged the serious health risks related to smoking cigarettes yet they continue to distribute them. When evaluating these resolutions, we must consider the company's risks and liabilities associated with those lines of business, and evaluate the overall strategic business plans and how those plans will serve to maximize long-term shareholder value.
Because phasing out all tobacco-related operations by a tobacco company is very likely to result in the end of the company, which clearly is not in the best interests of shareholders, we will generally oppose these proposals.
b.	Spin-off Tobacco-related Business	Case-by-case
The motivation for these proposals is generally in line with what we have described immediately above -- proponents seek for the subject company to phase-out all production, promotion and marketing of tobacco products by a specified date, citing health risks and tobacco companies' systemic failure to honestly inform the public about these health risks until recently. The key difference is that, unlike the above type of proposal, which would be put to a company that derives most, if not all, of its revenues from tobacco-related operations, a spin-off proposal would request that a company that derives only a portion (often a substantial portion) of its revenues from tobacco-related operations spinoff its tobacco-related operating segment/subsidiary.
When evaluating resolutions requesting a company divest itself from one or more lines of business, we must consider the company's risks and liabilities associated with those lines of business, evaluate the overall strategic business plans and determine how those plans will serve to maximize long-term shareholder value.

4.    Conflicts of Interest
4.1    Introduction
As a fiduciary, we always must act in our clients' best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics ("Code") to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.
We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 3.2 through 3.7 have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients' best interests and are not the product of a conflict.
4.2    Adherence to Stated Proxy Voting Policies
Votes generally are cast in accordance with this policy3. In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Proxy Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of ISS, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Proxy Committee will receive a report of all such votes so as to confirm adherence of the policy.
4.3    Disclosure of Conflicts
When considering a proxy proposal, members of the Proxy Committee or investment professionals involved in the decision-making process must disclose to the Proxy Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Proxy Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

3 From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AllianceBernstein reserves the right to depart from those policies if we believe it to be in the client's best interests.

4.4    Potential Conflicts List
No less frequently than annually, a list of companies and organizations whose proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the "Potential Conflicts List"). The Potential Conflicts List includes:
•	Publicly-traded Clients from the Russell 3000 Index, the Morgan Stanley Capital International ("MSCI") Europe Australia Far East Index (MSCI EAFE), the MSCI Canada Index and the MSCI Emerging Markets Index;
•	Publicly-traded companies that distribute AllianceBernstein mutual funds;
•	Bernstein private clients who are directors, officers or 10% shareholders of publicly traded companies;
•	Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;
•	Publicly-traded affiliated companies;
•	Companies where an employee of AllianceBernstein or AXA Financial has identified an interest;
•	Any other conflict of which a Proxy Committee member becomes aware[4].
We determine our votes for all meetings of companies on the Potential Conflicts List by applying the tests described in Section 3.6 below. We document all instances when the independent compliance officer determines our vote.
4.5    Determine Existence of Conflict of Interest
When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:
•	If our proposed vote is consistent with our Proxy Voting Policy, no further review is necessary.
•	If our proposed vote is contrary to our Proxy Voting Policy and our client's position on the proposal, no further review is necessary.
•	If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client's position, and is also consistent with the views of ISS, no further review is necessary.
•	If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client's position and is contrary to the views of ISS, the vote will be presented to an independent compliance officer ("ICO"). The ICO will determine whether the proposed vote is reasonable. If the ICO cannot determine that the proposed vote is reasonable, the ICO may instruct AllianceBernstein to refer the votes back to the client(s) or take other actions as the ICO deems appropriate. The ICO's review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

4 The Proxy Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

4.6    Review of Third Party Research Service Conflicts of Interest
We consider the research of ISS, so the Proxy Committee takes reasonable steps to verify that ISS is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS's conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.
4.7    Confidential Voting
It is AllianceBernstein's policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Proxy Committee; (ii) Portfolio managers that hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; and (iv) clients, upon request, for the securities held in their portfolio. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the U.S. Securities and Exchange Commission ("SEC"), and we generally post all votes to our public website the quarter after the vote has been cast.
We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.
On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of the Proxy Committee or a Proxy Manager may offer such advice subject to an understanding with the client that the advice shall remain confidential.
Any substantive contact regarding proxy issues from the issuer, the issuer's agent or a shareholder group sponsoring a proposal must be reported to the Proxy Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.
4.8    A Note Regarding AllianceBernstein's Structure
AllianceBernstein and AllianceBernstein Holding L.P. ("AB Holding") are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AllianceBernstein and AB Holding, AllianceBernstein Corporation, is a wholly-owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange ("NYSE"), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.
5.    Voting Transparency
We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.
6.    Recordkeeping
All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.
6.1    Proxy Voting Policy
The Proxy Voting Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and the AllianceBernstein website.
6.2    Proxy Statements Received Regarding Client Securities
For U.S. Securities5, AllianceBernstein relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-U.S. Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.
6.3    Records of Votes Cast on Behalf of Clients
Records of votes cast by AllianceBernstein are retained electronically by our proxy voting agent, ISS.

5 U.S. securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934. Non-U.S. securities are defined as all other securities.

6.4    Records of Clients Requests for Proxy Voting Information
Copies of written requests from clients for information on how AllianceBernstein voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients' proxies will be kept in the Client Group.
6.5    Documents Prepared by AllianceBernstein that are Material to Voting Decisions
The Proxy Committee is responsible for maintaining documents prepared by the Committee or any AllianceBernstein employee that were material to a voting decision. Therefore, where an investment professional's opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the Proxy Manager.
7.    Proxy Voting Procedures
7.1    Vote Administration
In an effort to increase the efficiency of voting proxies, AllianceBernstein uses ISS to act as its voting agent for our clients' holdings globally.
Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS's offices. ISS provides us with research related to each resolution. A Proxy Manager reviews the ballots via ISS's web platform, ProxyExchange (For separately managed account programs, Proxy Managers use Broadridge's ProxyEdge platform.). Using ProxyExchange (or ProxyEdge), the Proxy Manager submits our voting decision. ISS (or Broadridge) then returns the proxy ballot forms to the designated returnee for tabulation. Clients may request that, when voting their proxies, we utilize an ISS recommendation or ISS's Taft-Hartley Voting Policy.
If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.
7.2    Share blocking
Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary.
During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the U.S. require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.
7.3    Loaned Securities
Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

EXHIBIT
PROXY COMMITTEE MEMBERS
The members of the Proxy Committee establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. Members include senior investment personnel and representatives of the Legal and Compliance Department. The Proxy Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.
Proxy Committee
Vincent DuPont: SVP-Equities
Linda Giuliano: SVP-Equities
Saskia Kort: AVP-EquitiesDavid Lesser: VP-Legal
James MacGregor: SVP-Equities
Mark Manley: SVP-Legal
Ryan Oden: Equities
Anthony Rizzi: VP-Operations

EXHIBIT
PROXY VOTING GUIDELINE SUMMARY
Shareholder Proposal		For	Against	Case-by-Case
Board and Director Proposals
	Changes in Board Structure and Amending the Articles of Incorporation	√
	Classified Boards		√
	Director Liability and Indemnification			√
√	Disclose CEO Succession Plan	√
	Election of Directors	√
	Controlled Company Exemption			√
	Voting for Director Nominees in a Contested Election			√
√	Establish Additional Board Committees			√
√	Independent Lead Director	√
√	Limit Term of Directorship; Establish Mandatory Retirement Age			√
√	Majority of Independent Directors	√
√	Majority of Independent Directors on Key Committees	√
√	Majority Votes for Directors	√
√	Prohibit CEOs from Serving on Compensation Committees		√
√	Removal of Directors Without Cause	√
√	Require Independent Board Chairman			√
√	Require Two Candidates for Each Board Seat		√
√	Stock Ownership Requirement		√
Compensation Proposals
√	Accelerated Vesting of Equity Compensation Awards-Change of Control			√
√	Adopt Form of Employment Contract			√
√	Adopt Policies to Prohibit any Death Benefits to Senior Executives		√

Shareholder Proposal		For	Against	Case-by-Case
√	Advisory Vote to Ratify Directors' Compensation			√
√	Amend Executive Compensation Plan tied to Performance (Bonus Banking)		√
	Approve Remuneration for Directors and Auditors			√
	Approve Remuneration Reports			√
	Approve Retirement Bonuses for Directors (Japan and South Korea)			√
	Approve Special Payments to Continuing Directors and Auditors (Japan)			√
√	Disclose Executive and Director Pay			√
√	Exclude Pension Income from Performance-based Compensation	√
	Executive and Employee Compensation Plans			√
√	Limit Dividend Payments to Executives		√
√	Limit Executive Pay			√
√	Mandatory Holding Periods		√
√	Pay Directors Only in Stock		√
√	Performance-based Stock Option Plans			√
√	Prohibit Relocation Benefits to Senior Executives		√
√	Recovery of Performance-based Compensation	√
√	Single Trigger Change-in-Control Agreements			√
√	Submit Golden Parachutes/Severance Plans to a Shareholder Vote			√
√	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			√
√	Submit Option Re-pricing to a Shareholder Vote	√
√	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	√
Capital Changes and Anti-Take Over Proposals
√	Amend Exclusive Forum Bylaw		√
	Amend Net Operating Loss ("NOL") Rights Plans	√
	Authorize Share Repurchase	√
	Blank Check Preferred Stock		√

Shareholder Proposal		For	Against	Case-by-Case
	Corporate Restructurings, Merger Proposals and Spin-offs			√
	Elimination of Preemptive Rights			√
√	Expensing Stock Options	√
	Fair Price Provisions			√
	Increase Authorized Common Stock			√
	Issuance of Equity without Preemptive Rights	√
	Issuance of Stock with Unequal Voting Rights			√
	Net Long Position Requirement	√
√	Opt Out of State Anti-takeover Law (US)			√
	Reincorporation			√
√	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			√
	Stock Splits	√
√	Submit Company's Shareholder Rights Plan to a Shareholder Vote	√
	Transferrable Stock Options			√
Auditor Proposals
	Appointment of Auditors	√
	Approval of Financial Statements	√
	Approval of Internal Statutory Auditors	√
√	Limit Compensation Consultant Services		√
	Limitation of Liability of External Statutory Auditors (Japan)			√
√	Separating Auditors and Consultants			√
Shareholder Access & Voting Proposals
√	A Shareholder's Right to Call Special Meetings			√
√	Adopt Cumulative Voting			√
√	Adopt Cumulative Voting in Dual Shareholder Class Structures	√

Shareholder Proposal		For	Against	Case-by-Case
√	Early Disclosure of Voting Results		√
√	Implement Confidential Voting	√
	Limiting a Shareholder's Right to Call Special Meetings		√
√	Permit a Shareholder's Right to Act by Written Consent	√
√	Proxy Access for Annual Meetings	√
	Reduce Meeting Notification from 21 Days to 14 Days (U.K.)	√
√	Rotation of Locale for Annual Meeting		√
√	Shareholder Proponent Engagement Process	√
	Supermajority Vote Requirements		√
Environmental & Social, Disclosure Proposals
√	Adopt a Special Corporate Policy for SEC Rule 1b5-1 and Other Trading Plans		√
√	Adopt Guidelines for Country Selection			√
√	Amend EEO Statement to Include a Reference to Sexual Orientation	√
√	Animal Testing			√
√	Anti-Greenmail Proposal	√
√	Charitable Contributions			√
√	Genetically Altered or Engineered Food			√
√	Global Labor Standards	√
√	Global Warming; Reduction of Greenhouse Gas Emissions			√
√	Implement the MacBride Principles (Northern Ireland)			√
√	Include Sustainability as a Performance Measure			√
√	Military Issues			√
√	Nuclear Waste Disposal			√
	Other Business		√
√	Pharmaceutical Pricing			√
√	Plant Closings			√

Shareholder Proposal		For	Against	Case-by-Case
√	Reimbursement of Shareholder Proposal Expenses		√
√	Report on Collateral in Derivatives Trading		√
√	Report on Pay Disparity			√
√	Report on Water Pollution Prevention Measures	√
√	Report on Workplace Diversity and/or Employment Policies	√
√	Reporting Political Contributions; Lobbying Expenses	√
√	Submit Political Spending Program to Shareholder Advisory Vote		√
√	Sustainability Report	√
√	The CERES Principles			√
Tobacco
√	End Production of Tobacco Products		√
√	Spin-off Tobacco-related Business			√

EXHIBIT
PROXY VOTING CONFLICT OF INTEREST FORM
Name of Security	Date of Shareholder Meeting

Short description of the conflict (client, mutual fund distributor, etc.):

1.    Is our proposed vote on all issues consistent with our stated proxy voting policy?
☐ Yes	☐ No If yes, stop here and sign below as no further review is necessary.
2.    Is our proposed vote contrary to our client's position?
☐ Yes	☐ No If yes, stop here and sign below as no further review is necessary.
3.    Is our proposed vote consistent with the views of Institutional Shareholder Services?
☐ Yes	☐ No If yes, stop here and sign below as no further review is necessary.
Please attach a memo containing the following information and documentation supporting the proxy voting decision:
☐	A list of the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, equity compensation plan, etc.
☐	A description of any substantive contact with any interested outside party and a proxy voting committee or an AllianceBernstein investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.
☐	If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.
Independent Compliance Officer Approval
(if necessary. Email approval is acceptable.):

I hereby confirm that the proxy voting decision referenced on this form is reasonable.
_______________________________________
Philip Kirstein

Date:  __________________
Prepared by: _________________________________ Print Name: (_________________________) Date: _____________________
Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

EXHIBIT
STATEMENT OF POLICY REGARDING RESPONSIBLE INVESTMENT
Principles for Responsible Investment,
 ESG, and Socially Responsible Investment
1.    Introduction
AllianceBernstein L.P. ("AllianceBernstein" or "we") is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.
Our policy draws a distinction between how the Principles for Responsible Investment ("PRI" or "Principles"), and Socially Responsible Investing ("SRI") incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager's fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.
SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.
2.    Approach to ESG
Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer's past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.
3.    Commitment to the PRI
In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.
After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.
In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.
The six Principles are:
1.  We will incorporate ESG issues into investment research and decision-making processes.
AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.
2.  We will be active owners and incorporate ESG issues into our ownership policies and practices.
AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define "engagement" as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).
3.  We will seek appropriate disclosure on ESG issues by the entities in which we invest.
AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.
4.  We will promote acceptance and implementation of the Principles within the investment industry.
AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.
5.  We will work together to enhance our effectiveness in implementing the Principles.
AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.
6.  We will report on our activities and progress towards implementing the Principles.
AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4.    RI Committee
Our firm's RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm's RI policies and practices, and, over time, to make progress on implementing all six Principles.
The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.
If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:
Travis Allen: SVP-Private Client, Washington, DC
Erin Bigley: SVP-Fixed Income, New York
Valerie Brown: SVP-Equities, New York
Nicholas Davidson: SVP-Value, London
Paul DeNoon: SVP-Fixed Income, New York
Linda Giuliano: SVP-Equities, New York
Saskia Kort: AVP-Equities, London
Christopher Kotowicz: SVP-Growth, Chicago
David Lesser: VP-Legal, New York
Mark Manley: SVP-Legal, New York
Takuji Oya: SVP-Growth, Japan
Guy Prochilo: SVP-Institutional Investments, New York
Nitish Sharma: SVP- Institutional Investments, Australia
Liz Smith: SVP-Institutional Investments, New York
Willem Van Gijzen: VP-Institutional Investments, Netherlands
James Wallin: SVP-Fixed Income, New York

PART C

OTHER INFORMATION

ITEM 28.	EXHIBITS:

(a)	(1)
Articles of Amendment and Restatement to Articles of Incorporation of the Registrant dated February 1, 2006 and filed February 23, 2006 – Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 41 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on March 1, 2006.

(2)	Articles of Amendment to Articles of Incorporation of the Registrant, dated January 9, 2008 and filed January 15, 2008 – Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 44 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on March 3, 2008.
(3)	Articles of Amendment to Articles of Incorporation of the Registrant, dated April 28, 2008 and filed April 28, 2008 – Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 46 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2008.
(4)	Articles of Amendment to Articles of Incorporation of the Registrant, dated April 28, 2008 and filed April 28, 2008 – Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 46 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2008.
(5)	Articles of Amendment to Articles of Incorporation of the Registrant, dated September 26, 2008 and filed September 26, 2008 – Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 48 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on February 26, 2009.
(6)	Articles of Amendment to Articles of Incorporation of the Registrant, dated March 9, 2009 and filed April 6, 2009 – Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 49 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2009.
(7)	Articles of Amendment to Articles of Incorporation of the Registrant, dated March 30, 2009 and filed March 31, 2009 – Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 49 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2009.
(8)	Articles of Amendment to Articles of Incorporation of the Registrant, dated March 30, 2009 and filed March 31, 2009 – Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 49 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2009.

(9)	Articles of Amendment to Articles of Incorporation of the Registrant, dated October 2, 2009 and filed October 5, 2009 – Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 50 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on February 25, 2010.
(10)	Articles of Amendment to Articles of Incorporation of the Registrant, dated October 2, 2009 and filed October 5, 2009 – Incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 50 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on February 25, 2010.
(11)	Articles of Amendment to Articles of Incorporation of the Registrant, dated March 16, 2011 and filed March 16, 2011 – Incorporated by reference to Exhibit (a)(11) to Post-Effective Amendment No. 53 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on March 31, 2011.
(12)	Articles of Amendment to Articles of Incorporation of Registrant, dated and filed on June 6, 2012 – Incorporated by reference to Exhibit (a)(12) to Post-Effective Amendment No. 58 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 26, 2013.
(13)	Articles Supplementary to Articles of Incorporation of Registrant, dated February 5, 2015, and filed on February 5, 2015 – Filed herewith.
(b)
Amended and Restated By-Laws of the Registrant – Incorporated by reference to Exhibit 99.77Q1 – Other Exhibits to Form NSAR-A for the Registrant filed with the Securities and Exchange Commission on August 29, 2006.

(c)	Not applicable.
(d)	(1)
Sub-Advisory Agreement between AllianceBernstein L.P. and Law, Dempsey & Company Limited, relating to the Global Bond Portfolio - Incorporated by reference to Exhibit (5)(b) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 1998.

(2)
Form of Investment Advisory Agreement between Registrant and AllianceBernstein L.P., dated July 22, 1992, as amended as of May 1, 1997, May 1, 2001, May 1, 2003, May 1, 2004, September 7, 2004, May 1, 2005, August 3, 2006, April 1, 2011 and [      ], 2015 – Filed herewith.

(3)	Form of Investment Advisory Contract between the Registrant, with respect to the AB Multi-Manager Alternative Strategies Portfolio, and AllianceBernstein L.P., dated [ ], 2015 – Filed herewith.
(e)	(1)
Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (6) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 1998.

(2)
Class B Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 28 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on May 4, 1999.

(f)	Not applicable.
(g)	(1)
Master Custodian Agreement, dated August 3, 2009 between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2010.

(2)
Form of Amendment to the Master Custodian Agreement, dated [                ], 2015 between the Registrant, with respect to AB Global Risk Allocation - Moderate Portfolio, AB Global Bond Portfolio and AB Multi-Manager Alternative Strategies Portfolio, and State Street Bank and Trust Company - Filed herewith.

(h)	(1)
Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. – Incorporated by reference to Exhibit (9) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 1998.

(2)
Expense Limitation Undertaking by AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 40 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 27, 2005.

(3)
Form of Expense Limitation Undertaking by AllianceBernstein L.P. – Incorporated by reference to Exhibit (h) to Post-Effective Amendment No. 41 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on March 1, 2006.

(4)
Expense Limitation Agreement between Registrant and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 58 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 26, 2013.

(5)	Form of Expense Limitation Agreement, dated [ ___], 2015, between the Registrant, on behalf of the AB Global Bond Portfolio, and AllianceBernstein L.P. – To be filed by amendment.
(6)
Form of Expense Limitation Agreement, dated [ ___], 2015, between the Registrant, on behalf of the AB Global Risk Allocation – Moderate Portfolio, and AllianceBernstein L.P. – To be filed by amendment.

(7)
Form of Expense Limitation Agreement, dated [ ___], 2015, between the Registrant, on behalf of the AB Multi-Manager Alternative Strategies Portfolio, and AllianceBernstein L.P. – To be filed by amendment.

(8)	Form of Acquired Fund Fee and Expense Waiver Agreement, dated [ ___], 2015, between the Registrant, on behalf of the AB Global Bond Portfolio, and AllianceBernstein L.P. – To be filed by amendment.
(9)
Form of Acquired Fund Fee and Expense Waiver Agreement, dated [ __], 2015, between the Registrant, on behalf of the AB Multi-Manager Alternative Strategies Portfolio and AllianceBernstein L.P. – To be filed by amendment.

(i)		Opinion and Consent of Seward & Kissel LLP – To be filed by amendment.

(j)		Consent of Independent Registered Public Accounting Firm – To be filed by amendment.

(k)		Not applicable.

(l)		Not applicable.

(m)
Rule 12b-1 Class B Distribution Plan - Incorporated by reference to Exhibit (m) to Post-Effective Amendment No. 28 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on May 4, 1999.

(n)
Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 36 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on February 11, 2004.

(p)	(1)
Code of Ethics for the Fund - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 31 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 26, 2001.

(2)
Code of Ethics for the AllianceBernstein L.P. and AllianceBernstein Investments, Inc.  - Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 146 of the Registration Statement on Form N-1A of AllianceBernstein Cap Fund, Inc. (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 26, 2014.

(o)	Reserved.

Other Exhibits:
Powers of Attorney for:  John H. Dobkin, Michael J. Downey, William H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert M. Keith, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner – Incorporated by reference to Other Exhibits to Post-Effective No. 58 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 26, 2013.
ITEM 29.              Persons Controlled by or under Common Control with Registrant.
None.
ITEM 30.             Indemnification.
It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Amended and Restated Articles of Incorporation, filed as Exhibit (a), Article IX of the Registrant's Amended and Restated By-Laws filed as Exhibit (b) and Section 9 of the Distribution Services Agreement filed as Exhibit (e)(1) and Class B Distribution Services Agreement filed as Exhibit (e)(2).  The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d)(1) in response to Item 28.
Article EIGHTH of the Registrant's Articles of Amendment and Restatement ofArticles of Incorporation reads as follows:
EIGHTH:  (1)  To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

(2)  The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation.  The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.
(3)  The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.
(4)  Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
The Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, AllianceBernstein L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.
The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. ("ABI") provides that the Registrant will indemnify, defend and hold ABI, and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement or Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in any thereof not misleading, provided that nothing therein shall be so construed as to protect ABI against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or be reason of reckless disregard of its obligations or duties thereunder.  The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, the Advisory Agreement between the Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between the Registrant and ABI.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the indemnitee) was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (disabling conduct) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither interested persons of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding (disinterested, non-party directors), or (b) an independent legal counsel in a written opinion.  The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.
ARTICLE IX of the Registrant's Amended and Restated By-laws reads as follows:
ARTICLE IX.  Indemnification.
To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity.  The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.  The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter.  Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act.  The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
The Registrant participates in a joint directors' liability insurance policy issued by the ICI Mutual Insurance Company. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each participating investment company. In addition, the Adviser's liability insurance policy, which is issued by a number of underwriters, including Greenwich Insurance Company as primary underwriter, extends to officers of the Registrant and such officers are covered up to the limits specified for any claim against them for acts committed in their capacities as officers of the investment companies sponsored by the Adviser.
ITEM 31.                Business and Other Connections of Adviser.
The descriptions of AllianceBernstein L.P. under the caption Management of the Fund in the Prospectus es and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.
The information as to the directors and executive officers of AllianceBernstein L.P., set forth in its Form ADV filed with the Securities and Exchange Commission on March 31, 2014 (File No. 801- 56720 ) and amended through the date hereof, is incorporated by reference herein.

ITEM 32.                Principal Underwriters.
(a)	ABI, is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI is the Principal Underwriter or Distributor for the following investment companies:

AB Blended Style Series, Inc.
AB Bond Fund, Inc.
AB Cap Fund, Inc.
AB Core Opportunities Fund, Inc.
AB Corporate Shares
AB Discovery Growth Fund, Inc.
AB Equity Income Fund, Inc.
AB Exchange Reserves
AB Fixed-Income Shares, Inc.
AB Global Bond Fund, Inc.
AB Global Real Estate Investment Fund, Inc.
AB Global Risk Allocation Fund, Inc.
AB Global Thematic Growth Fund, Inc.
AB Growth and Income Fund, Inc.
AB High Income Fund, Inc.
AB Institutional Funds, Inc.
AB Intermediate California Municipal Portfolio1
AB Intermediate Diversified Municipal Portfolio1
AB Intermediate New York Municipal Portfolio1
AB International Portfolio1
AB International Growth Fund, Inc.
AB Large Cap Growth Fund, Inc.
AB Municipal Income Fund, Inc.
AB Municipal Income Fund II
AB Short Duration Portfolio1
AB Tax-Managed International Portfolio1
AB Trust
AB Unconstrained Bond Fund, Inc.
Sanford C. Bernstein Fund II, Inc.
The AB Pooling Portfolios
The AB Portfolios

_________________________________________________

[1]	This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C shares.

(b)           The following are the Directors and Officers of AllianceBernstein Investments, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York 10105.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Directors
Robert M. Keith	Director and President	President and Chief Executive Officer

Mark R. Manley	Director and Secretary

Officers
Emilie D. Wrapp	Senior Vice President, Assistant General Counsel and Assistant Secretary	Secretary

Laurence H. Bertan	Senior Vice President and Assistant Secretary

Peter G. Callahan	Senior Vice President

Kevin T. Cannon	Senior Vice President

Russell R. Corby	Senior Vice President

John W. Cronin	Senior Vice President

John C. Endahl	Senior Vice President

John Edward English	Senior Vice President

Daniel Ennis	Senior Vice President

Edward J. Farrell	Senior Vice President and Controller

Mark A. Gessner	Senior Vice President

Kenneth L. Haman	Senior Vice President

Michael S. Hart	Senior Vice President

Scott Hutton	Senior Vice President

Ajai M. Kaul	Senior Vice President

Hiroshi Kimura	Senior Vice President

Eric L. Levinson	Senior Vice President

James M. Liptrot	Senior Vice President and Assistant Controller

William Marsalise	Senior Vice President

Joanna D. Murray	Senior Vice President

Daniel A. Notto	Senior Vice President, Counsel and Assistant Secretary

John J. O'Connor	Senior Vice President

Suchet Padhye (Pandurang)	Senior Vice President

Guy Prochilo	Senior Vice President

John D. Prosperi	Senior Vice President

Miguel A. Rozensztroch	Senior Vice President

John P. Schmidt	Senior Vice President

Elizabeth M. Smith	Senior Vice President

Peter J. Szabo	Senior Vice President

Joseph T. Tocyloski	Senior Vice President

Christian G. Wilson	Senior Vice President

Derek Yung	Senior Vice President

Aimee K. Alati	Vice President

Constantin L. Andreae	Vice President

DeAnna D. Beedy	Vice President

Christopher M. Berenbroick	Vice President

Chris Boeker	Vice President

Brandon W. Born	Vice President

James J. Bracken	Vice President

Robert A. Brazofsky	Vice President

Richard A. Brink	Vice President

Shaun D. Bromley	Vice President

Brian Buehring	Vice President

Michael A. Capella	Vice President

Laura A. Channell	Vice President

Mikhail Cheskis	Vice President

Nelson Kin Hung Chow	Vice President

Flora Chuang	Vice President

Peter T. Collins	Vice President

Dwight P. Cornell	Vice President

Silvio Cruz	Vice President

Kevin M. Dausch	Vice President

Christine M. Dehil	Vice President

Marc J. Della Pia	Vice President

Patrick R. Denis	Vice President

Ralph A. DiMeglio	Vice President

Joseph T. Dominguez	Vice President

Barbara Anne Donovan	Vice President

Robert Dryzgula	Vice President

Arend J. Elston	Vice President

Gregory M. Erwinski	Vice President

Michael J. Ferraro	Vice President

Andrew H. Fischer	Vice President

Susan A. Flanagan	Vice President

Robert K. Forrester	Vice President

Yuko Funato	Vice President

Mark C. Glatley	Vice President

Stefanie M. Gonzalez	Vice President

Kimberly A. Collins Gorab	Vice President

Brian P. Hanna	Vice President

Kenneth Handler	Vice President

Terry L. Harris	Vice President

Olivier Herson	Vice President

Eric S. Indovina	Vice President

Tina Kao	Vice President

Jang Joong Kim	Vice President

Scott M. Krauthamer	Vice President

Stephen J. Laffey	Vice President and Counsel	Assistant Secretary

Christopher J. Larkin	Vice President

Chang Hyun Lee	Vice President

Ginnie Li	Vice President

Jonathan M. Liang	Vice President

Karen (Yeow Ping) Lim	Vice President

Darren L. Luckfield	Vice President

Matthew J. Malvey	Vice President
Robert A. Mancini	Vice President

Todd Mann	Vice President

Silvia Manz	Vice President

Russell B. Martin	Vice President

Nicola Meotti	Vice President

Yuji Mihashi	Vice President

David Mitchell	Vice President

Paul S. Moyer	Vice President

Juan Mujica	Vice President

Jennifer A. Mulhall	Vice President

John F. Multhauf	Vice President

Robert D. Nelms	Vice President

Jamie A. Nieradka	Vice President

Alex E. Pady	Vice President

David D. Paich	Vice President

Kimchu Perrington	Vice President
Jared M. Piche	Vice President

Jeffrey Pietragallo	Vice President

Joseph J. Proscia	Vice President

Damien Ramondo	Vice President

Carol H. Rappa	Vice President

Jessie A. Reich	Vice President

Lauryn A. Rivello	Vice President

Patricia A. Roberts	Vice President

Claudio Rondolini	Vice President

Gregory M. Rosta	Vice President and Assistant Secretary

Karen Sirett	Vice President

John F. Skahan	Vice President

Orlando Soler	Vice President

Chang Min Song	Vice President

Daniel L. Stack	Vice President

Jason P. Stevens	Vice President

Peter Stiefel	Vice President

Sharon Su	Vice President

Atsuko Takeuchi	Vice President

Scott M. Tatum	Vice President

Laura L. Tocchet	Vice President

Louis L. Tousignant	Vice President

Ming (Ming Kai) Tung	Vice President

Christian B. Verlingo	Vice President

Wendy Weng	Vice President

Stephen M. Woetzel	Vice President	Assistant Controller

Chapman Tsan Man Wong	Vice President

Joanna Wong (Chun-Yen)	Vice President

Isabelle (Hsin-I) Yen	Vice President

Oscar Zarazua	Vice President

Martin J. Zayac	Vice President

Corey S. Beckerman	Assistant Vice President

Claudio Roberto Bello	Assistant Vice President

Roy C. Bentzen	Assistant Vice President

James M. Broderick	Assistant Vice President

Christopher J. Carrelha	Assistant Vice President

Daisy (Sze Kie) Chung	Assistant Vice President

Francesca Dattola	Assistant Vice President

Robert A. Fiorentino	Assistant Vice President

Friederike Grote	Assistant Vice President

Joseph Haag	Assistant Vice President

Gregory R. Handrahan	Assistant Vice President
Brian M. Horvath	Assistant Vice President

Sylvia Hsu	Assistant Vice President

Isabelle Husson	Assistant Vice President

Junko Kimura	Assistant Vice President

Aaron S. Kravitz	Assistant Vice President

Jim Liu	Assistant Vice President

Mark J. Maier	Assistant Vice President

Rachel A. Moon	Assistant Vice President

Nora E. Murphy	Assistant Vice President

Charissa A. Pal	Assistant Vice President
Brian W. Paulson	Assistant Vice President

Pablo Perez	Assistant Vice President

Tricia L. Psychas	Assistant Vice President

Jennifer B. Robinson	Assistant Vice President

Richard A. Schwam	Assistant Vice President

Nicholas A. Semko	Assistant Vice President

Chizu Soga	Assistant Vice President

Michiyo Tanaka	Assistant Vice President

Miyako Taniguchi	Assistant Vice President

Laurence Vandecasteele	Assistant Vice President

Annabelle C. Watson	Assistant Vice President

Jeffrey Western	Assistant Vice President

William Wielgolewski	Assistant Vice President

Matthew J. Wrzesniewsky	Assistant Vice President
Colin T. Burke	Assistant Secretary

 (c)   Not Applicable.

ITEM 33.                Location of Accounts and Records.

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003, and at the offices of The Bank of New York, the Registrant's custodian, One Wall Street, New York, NY  10286.  All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM 34.                Management Services.

Not Applicable.

ITEM 35.                Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York, on the 11th day of February, 2015.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

By:	Robert M. Keith*
Robert M. Keith
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

	SIGNATURE	TITLE	DATE

1.	Principal Executive Officer

	Robert M. Keith*	President and Chief	February 11, 2015
	Robert M. Keith	Executive Officer

2.	Principal Financial and
Accounting Officer

	/s/ Joseph J. Mantineo	Treasurer and	February 11, 2015
	Joseph J. Mantineo	Chief Financial
Officer

3.	All of the Directors:

John H. Dobkin* Michael Downey* William H. Foulk, Jr.* D. James Guzy* Nancy P. Jacklin* Robert M. Keith* Garry L. Moody* Marshall C. Turner, Jr.* Earl D. Weiner*

	*By: /s/ Stephen J. Laffey	February 11, 2015
Stephen J. Laffey (Attorney-in-fact)

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits

(a)(13)	Articles Supplementary to Articles of Incorporation

(d)(2)	Form of Investment Advisory Agreement

(d)(3)	Form of Investment Advisory Contract

(g)(2)	Form of Amendment to Master Custodian Agreement